UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21625

Intrepid Capital Management Funds Trust
 (Exact name of registrant as specified in charter)

1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250
 (Address of principal executive offices) (Zip code)

Mark F. Travis
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach FL 32250
 (Name and address of agent for service)

1-904-246-3433
Registrant's telephone number, including area code

Date of fiscal year end: 09/30/2017

Date of reporting period:  09/30/2017

Item 1. Reports to Stockholders.

Intrepid Capital Fund
Intrepid Endurance Fund
Intrepid Income Fund
Intrepid Disciplined Value Fund
Intrepid International Fund
Intrepid Select Fund

Annual Report
September 30, 2017

Intrepid Capital Fund

October 3, 2017

Mark F. Travis, President/C.E.O.

PERFORMANCE
	Total Return as of September 30, 2017
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Capital Fund – Inv.	1/3/05	1.18%	4.41%	6.86%
Intrepid Capital Fund – Inst.	4/30/10	1.25%	4.53%	7.13%
S&P 500 Index		4.48%	14.24%	18.61%
BofA Merrill Lynch US High Yield Index		2.04%	7.05%	9.06%
Russell 2000 Index		5.67%	10.94%	20.74%

	Average Annualized Total Returns
	as of September 30, 2017
				Since
	3 Year	5 Year	10 Year	Inception
Intrepid Capital Fund – Inv.	3.84%	6.28%	7.11%	6.78%
Intrepid Capital Fund – Inst.	4.11%	6.54%	—	6.99%
S&P 500 Index	10.81%	14.22%	7.44%	8.23%^
BofA Merrill Lynch US High Yield Index	5.87%	6.38%	7.72%	7.43%^
Russell 2000 Index	12.18%	13.79%	7.85%	8.31%^

^
Since inception returns are as of the fund’s Investor Class inception date. Since the inception date of the Institutional Class, the annualized return of the S&P 500 Index is 13.05%, BofA Merrill Lynch US High Yield Index is 7.52% and Russell 2000 Index is 11.90%.

Performance data quoted represents past performance and does not guarantee future results.  Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2017, the annual operating expense (gross) for the Intrepid Capital Fund-Investor Share Class is 1.45% and for the Intrepid Capital Fund-Institutional Share Class is 1.20%. The Fund’s Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses until January 31, 2018 such that the total operating expense for the Capital Fund-Investor Share Class is 1.15% and for the Capital Fund-Institutional Share Class is 1.15%. The Capital

Intrepid Capital Fund

Fund-Investor Share Class may have Net Expense higher than these expense caps as a result of any sales, distribution and other fees incurred under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), acquired fund fees and expenses or other expenses (such as taxes, interest, brokerage commissions and extraordinary items) that are excluded from the calculation. As a result of the calculations, the Net Expense for the Capital Fund-Investor Share Class is 1.40%. The Net Expense for the Capital Fund-Institutional Share Class is 1.15%.  The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

“We are what we repeatedly do. Excellence, then, is not an act, but a habit.”
– Aristotle

Dear Friends and Clients,

I recently picked up a copy of Joel Tillinghast’s “Big Money Thinks Small.”  Joel is a longtime portfolio manager with Fidelity.  I couldn’t help but chuckle when in Chapter 1, “It’s a Mad, Mad World,” Joel outlines what he regards as the crucial steps to successful investing:

1.	Make decisions rationally
2.	Invest in what we know
3.	Work with honest and trustworthy managers
4.	Avoid businesses prone to obsolescence and financial ruin
5.	Value stocks properly

The reason for my chuckle is that Mr. Tillinghast, in his five bullet points, outlines almost exactly what we attempt to do at Intrepid Capital, and more specifically for the purposes of this letter, in the Intrepid Capital Fund (the “Fund”).  These principles might seem like a no-brainer, but you’d be surprised how many professional investors fail to consistently follow them, in my opinion.  As I once heard it said of commodity trading, “The rules are very simple.  Following the rules, however, is very difficult.”

One reason it’s so difficult is that the market doesn’t consistently recognize or reward investors who try to adhere to such a philosophy.  I would love to add “earn consistently high returns” as a sixth bullet inherent to our investment process, but there are periods when behavior that goes directly against the five rules seems like the profitable path – irrational decision making is rewarded, buyers of arcane and complex strategies seem to reap all the profits, honest and dishonest managers are treated alike by the market, unsustainable businesses are propped up by cheap debt, and valuing stocks seems to be a fruitless exercise.

Intrepid Capital Fund

These are the times when following the rules can be very difficult indeed.  As the portfolio manager of the Fund, I am attempting to deliver equity-like returns with substantially less risk than an equity index.  Since inception on 1/3/2005, we have been able to deliver on that value proposition as shown in the chart below.

I am always amazed at the short-term mindset of the average mutual fund investor.  There is a great mismatch in this industry between the underlying term of different asset classes and the time horizon of investors in those asset classes.  For instance, many yield seekers today are content to treat a high yield bond index, such as the well-known BofA Merrill Lynch US High Yield Index (the “Index”), as a nearly risk-free money market substitute in which they can put cash to work for a few months (or less).  This may seem like a low-risk strategy to earn a little extra yield, but the securities that make up the Index are markedly riskier and longer-term in nature.  The average bond in the Index is 6.3 years away from maturity, and the average issuer has a single B credit rating, according to Merrill Lynch, which is how Standard & Poors classifies a company that currently has the ability to meet its financial obligations but is vulnerable to defaulting if business or economic conditions worsen.1  That combination of both interest rate risk and credit risk doesn’t strike me as the characteristics of a short-term, cash equivalent investment.

Even more egregious than that, I’ve recently heard other investment managers2 tell stories of clients asking if they should “park some money” in the S&P 500 for a few months.  For most of the last 100 years, such a blasé mindset toward stock market risk would have been unheard of.  But when the S&P has averaged a 14.2% return over the last five years and has gone almost a full year without a 3% drawdown (as of
_________________

[1]	“S&P Global Ratings: RatingsDirect.” Standard and Poors. August 18, 2016. Web. 12 October 2017.
[2]	Bilello, Charlie. “Is the S&P the New Money Market?” Pension Partners. October 2, 2017. Web. 12 October 2017.

Intrepid Capital Fund

this writing, only 7 days shy of the longest such run in history), and when investors’ expectations of the future are naively based on the last few years, it’s natural for such myopic behavior to become popular again.

While we are of course mindful of short-term performance, we are much more interested in how we look over the trailing 10 years.  I can hear many of you now: “That’s a nice thought Mark, but we will give you three years!”  Yes, that is unfortunately the time horizon over which most performance is evaluated and money is allocated in this business.  I like 10 years because it is more likely to encompass a full market cycle of both a bullish phase and a bearish phase.  Full market cycles are the time horizon we focus on at Intrepid and the time frame over which we think all investment managers’ performance should ideally be measured.  Truthfully, it doesn’t take excessive skill to passively ride a bull market; a skillful manager should be able to participate in an up market while also protecting and preserving capital in a down market.

In contrasting our Tillinghast-esque philosophy to current market thinking, I have marveled for quite some time at the cult-like status of both Elon Musk and his electric car company Tesla.  Wall Street analysts expect Tesla to sell 121,000 cars this year (they sold 76,000 last year).  This level of production will generate an expected 2017 pre-tax loss of $1.4 billion (with a “B”), and next year’s loss is forecasted at a mere $550 million.  The company will likely have to continue tapping the capital markets for funding until they reach a break-even level of production, which Wall Street believes will happen in 2019.

To clarify, I’m not disparaging Mr. Musk or the company itself, but rather the market’s collective decision to value such a cash-burning enterprise at almost $66 billion and to price its recent oversubscribed debt issue ($1.8 billion of 8-year senior notes) at a 5.25% yield, which is an all-time record low for a B- rated issuer.  To me this seems to violate, at a minimum, rule #1 above.  Personally, if I were a creditor of a small, unprofitable electric car manufacturer with large, entrenched, deep-pocketed competitors and an uncertain growth runway, I would demand a much higher return than 5.25% to compensate for the chance that I might not be paid back.

On the flip side, going back to Mr. Tillinghast’s Rule #2 (invest in what you know), I present the Regis Corporation 5.5% notes due 12/2/2019.  Regis is a company we know well, as we at times have owned both their equity and their debt.  Regis is in the business of giving haircuts, and I frequent my local Supercuts, one of Regis’ brands.

These bonds also satisfy Rule #4 (avoid businesses prone to obsolescence and financial ruin), as obsolescence is highly unlikely to occur for Regis between now and when this bond matures in December 2019.  The company’s operations are generating positive free cash flow (see below), and the most recent filings disclose $172 million in cash available to cover its $121 million in debt.  Despite these favorable credit conditions, the bonds offer a yield of 5.5% to maturity – an attractive premium to that offered by Treasuries considering the risk assumed.  Based on my past attempts to shear my own hair and the unlikely event that this business is “Amazoned,” I feel more comfortable about the return of my principal in Regis than I would in Tesla.

Intrepid Capital Fund

Regis Corp

Source: Company filings

In summary, be rational, invest in what you know, and be careful with speculative business investment.  Our process is built around these principles.  I believe that by following this process, we will deliver attractive risk-adjusted results over a full market cycle (>10 years).

The Intrepid Capital Fund ended its most recent fiscal year on September 30, 2017 with a return of 6.86%, which is just a hair ahead of the annualized since inception result of 6.78%.  The Fund ended the fiscal year with a mix of 46% in equity, 33% in debt, and 22% in cash or T-bills.  Coincidentally, the mix in the Fund was similar at the end of the prior fiscal year, with 49% equity, 29% bonds and 22% in cash.  The Fund’s defensive cash holdings have muted its recent performance, but the securities we invest in have yielded very competitive results.  For the fiscal year, the Fund’s equity holdings were up 12.14% and fixed income securities returned 4.39%.  Since inception annualized returns of 11.59% for equities and 6.79% for fixed income bear similarly compelling testimony to the strength of our research and security selection.

This performance compares unfavorably to the rapidly rising S&P 500 and Russell 2000 equity indexes over the last three months.  As they say of the weather in Florida, “Stick around, that will change.”  The since inception performance is closer to the blended indexes consisting of stock and bonds.  In almost every case, we are attempting to take less risk.

As for the quarter ended September 30, 2017, the Fund’s five largest contributors were Syntel (ticker: SYNT), Teradata (ticker: TDC), Verizon (ticker: VZ), Dominion Diamond (ticker: DDC), Berkshire Hathaway Class B (ticker: BRK/B).  The Fund’s five largest detractors for the quarter were G.U.D. Holdings (ticker: GUD AU), Baldwin & Lyons (ticker: BWINB), Royal Mail (ticker: RMG LN), Patterson UTI Energy (ticker: PTEN), Leucadia National (ticker: LUK).

Thank you for entrusting us with your hard-earned capital, it is not a position we take lightly.  If there is anything we can do to serve you better, please don’t hesitate to ask.

Best regards,

Mark F. Travis President
Intrepid Capital Fund Portfolio Manager

Intrepid Capital Fund

Must be preceded or accompanied by a current prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

The S&P 500 Index is a broad-based, unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The BofA Merrill Lynch US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.  Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.  The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The Russell 3000 Index consists of the 3,000 largest companies in the U.S. as measured by total market capitalization. You cannot invest directly in an index.

Standard Deviation is a statistical measure of portfolio risk used to measure variability of total return around an average, over a specified period of time.  The greater the standard deviation over the period, the wider the variability or range of the returns and hence, the greater the fund’s volatility.

Active investing has higher management fees because of the manager’s increased level of involvement while passive investing has lower management and operating fees.  Investing in both actively and passively managed mutual funds involves risk and principal loss is possible.  Both actively and passively managed mutual funds generally have daily liquidity.  There are no guarantees regarding the performance of actively and passively managed mutual funds.  Actively managed mutual funds may have higher portfolio turnover than passively managed funds.  Excessive turnover can limit returns and can incur capital gains.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

References to other mutual funds should not be viewed as an offer of these securities.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Endurance Fund

Jayme Wiggins, CIO
Endurance Fund Portfolio Manager

October 2, 2017

Dear Fellow Shareholders,

I occasionally bring my kids to the office with me on the weekend for a few hours when I need to tie up loose ends and give my wife a break.  About a month ago, our four-year-old son, Asher, tagged along while I finished up a report.  I noticed him looking at a framed picture of Warren Buffett and me standing in a parking lot across the street from Piccolo Pete’s in Omaha.  This conversation followed:

Asher (pointing to the Buffett photo): “Who is that?”
Me: “He’s an investor like your daddy, except he’s famous and successful.”
Asher: “Does he protect lizards?”
Me: “No. Why?”
Asher: “Because he looks like one.”

My first thought: Kids say the darnedest things.  Then: Wait, does my four-year-old actually know that this guy owns the GEICO Gecko?  Looking at the photo made me reminisce about the time as a teenager when I checked out Buffett: The Making of an American Capitalist, the biography by Roger Lowenstein, from my local library.  Back then, I had an unspoiled image of the Oracle of Omaha that endured for many years.  The photo in my office was taken during a business school trip in 2009, which was 14 years after I read the Lowenstein book.  Mr. Buffett was incredibly generous with his time in Omaha.  He answered questions from over one hundred business students at Berkshire’s headquarters, bought everyone lunch, and then patiently took individual pictures with each person, with poses ranging from headlocks to mock marriage proposals.  I never expected to see this 79-year-old billionaire, the second richest person in the world, get on one knee while dressed in a suit just so a female business school student could have an unforgettable Facebook profile photo.  After everyone had their moment with Buffett, he walked by himself down the street to his metallic beige Cadillac DTS, got in, and promptly peeled out as we all watched in awe.

Buffett has made an indelible impact on legions of investors, but even the great ones are prone to hyperbole and bias.  On August 30, 2017, Buffett was asked by a Bloomberg interviewer whether Quantitative Easing has worked, since asset prices have increased but wages for the average worker have not.  Buffett replied, “It did wonders for us coming out of 2008.  Without it, we’d have gone back to the economics of 100 years ago, you know...I think the Fed has overwhelmingly done the right thing.”  I’m in the camp that the inventions of the past century, including the television, the Internet, and cell phones, matter more for our economic well-being than the decisions to bail out Wall Street in 2008.  Nevertheless, Buffett was once again giving his endorsement to the unprecedented government intervention we’ve

Intrepid Endurance Fund

experienced, nearly seven years after he penned a “thank you letter” to Uncle Sam for bailouts in a New York Times op-ed.3

In the 2016 Berkshire Hathaway shareholder letter, Buffett ridiculed as “nonsense” the advice of “naysayers” with gloomy forecasts for American stocks.4  He said a few months ago that “stocks are dirt cheap” if interest rates increase only modestly over the next decade.5  His latest prediction made a couple of weeks ago was for the Dow to hit 1,000,000…over the next 100 years.6  Buffett is a bull on America and sanctimoniously dismisses those with a negative view of U.S. stock prices.  He also has $100 billion of cash and equivalents parked at Berkshire Hathaway that is seemingly missing out on the “dirt cheap” stock opportunities he’s referenced.

In our opinion, we have one thing going for us that Buffett doesn’t have, and it’s not brains or money.  We can give it to you straight.  For some, when you get to be rich and famous, your overriding concern is crafting your legacy.  Buffett seems to badly want to be remembered as the folksy billionaire who cared about the little guy, the do-gooder in an industry of villains, and the patriotic buy-and-holder of blue chip American businesses.  In this industry, it’s easier to be an optimist.  The pessimists only thrive when most everyone else is suffering, and that’s a lonely celebration.  Nevertheless, it’s our pledge to you, our shareholders, to keep ourselves grounded in reality, not fantasy, as we execute our investment process.

_________________

[3]	Buffett, Warren E. “Pretty Good for Government Work.” Nytimes.com. 16 Nov 2010. Web.
Accessed 2 Oct 2017.
[4]	Buffett, Warren E. “Berkshire Hathaway, Inc.” Berkshirehathaway.com/letters/2016ltr.pdf.
25 Feb 2017. Web. Accessed 2 Oct 2017.
[5]	Bary, Andrew. “Buffett: Bonds ‘Terrible’ In Comparison to Stocks.” Barrons.com. 8 May 2017.
Web. Accessed 2 Oct 2017.
[6]	Gara, Antoine. “Dow 1,000,000? That’s Warren Buffett’s Latest Call.” Forbes.com. 20 Sept 2017.
Web. Accessed 2 Oct 2017.

Intrepid Endurance Fund

The P/E of the Russell 2000 Index is currently 126x.  This is derived by taking today’s (10/2/17) closing price (1,509.47) and dividing by the actual GAAP diluted earnings per share of the index ($11.97).  The index is 76% above the pre-credit crisis high, which occurred on Friday, July 13, 2007.  The Russell has increased 340% from the credit crisis low on March 9, 2009.  What an amazing run.  The aggregate earnings for the Index’s components have not experienced the same appreciation.  Diluted EPS for the Russell’s membership is down 38% from July 13, 2007.

Russell 2000 Price vs. Diluted EPS
1,600
1,400
1,200
1,000
800
600
400
200
0
$60.00
$40.00
$20.00
$0.00
($20.00)
($40.00)
($60.00)
Oct-97
Oct-98
Oct-99
Oct-00
Oct-01
Oct-02
Oct-03
Oct-04
Oct-05
Oct-06
Oct-07
Oct-08
Oct-09
Oct-10
Oct-11
Oct-12
Oct-13
Oct-14
Oct-15
Oct-16
Oct-17
Source: Bloomberg
TTM Diluted EPS (RHS)
Index Price

It’s very much a Jekyll and Hyde story, with those companies delivering positive earnings (68% of total) continuing to grow their bottom lines, while the unprofitable firms (32%) produce greater losses.  We suppose this is one of the main bull arguments today: small cap averages are unfairly distorted by money-losing companies, and profitable businesses are reasonably valued.  After all, the profitable businesses themselves sell for 22x earnings, a fraction of the overall Index multiple.  This is not dramatically above the 20-year average P/E of around 18x for positive earnings companies.  Why not just focus on this group?  There must be value in there, right?

Intrepid Endurance Fund

Not much.  Excluding financial firms, the group of profitable companies collectively trades for an Enterprise Value to Operating Profit (EV/EBIT) multiple of 19x.  The Enterprise Value metric adjusts for the impact of borrowing, which depresses P/E ratios in a low-interest rate environment.  A 19x EV/EBIT multiple is very rich and probably only warranted for fast-growing, high-return businesses.  Profitable small cap firms grew their revenue by 5.7% over the past year, and that’s including the benefit from acquisitions.  We estimate that organic revenue growth was 3.3%.7  That’s not exactly setting the world on fire and is even less than nominal GDP growth over the same span (+3.8%).  The profitable firms had an aggregate effective tax rate of 21%, although the median company’s rate was close to 31%.  The aggregate return on capital for this subset of companies was 8.5%.  The aggregate return on tangible capital was 13.5%, excluding Goodwill and Other Intangible Assets.  This probably overstates the return, since some intangibles, like software investments, are required for organic growth and do not result from acquisitions.  Nevertheless, a 13.5% return on tangible capital suggests that the profitable Russell 2000 businesses are creating some value as they grow, with returns on capital that exceed their cost of capital.

I apologize in advance for the formulas.  Valuation is very important to us at Intrepid, so the math is germane to our day-to-day investment process.  Using the data cited above, we can solve for the discount rate (required return) implied by a
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[7]	We estimated acquired revenues by taking cash paid for acquisitions from the cash flow statement and assuming acquirers paid the same EV/Sales multiple as their own current multiple.

Intrepid Endurance Fund

19x EBIT multiple.  It’s 6.4%.  That’s basically equal to the yield on 10 year Treasuries at the turn of this century.  If we used the median tax rate of 31%, which would remove the effect of outliers that dragged down the effective rate, the implied required return falls to 6%.  How many investment managers would admit to using a 6% discount rate to value their holdings?  If we applied what we consider to be a more reasonable discount rate of 10%, the fair EV/EBIT of the profitable non-financial companies would be ~9x, or less than half of the market’s (19x) multiple.  Investors today are paying 37x free cash flow for the profitable, slow-growing members of the Russell 2000 that do not belong to the financial sector.  In our opinion, this is far from a bargain and radically diminishes arguments that small cap benchmarks only look expensive due to unprofitable businesses.  They are expensive.

Justified EBIT Multiple =	(1 – Tax Rate) / (1 – Growth Rate / ROIC)
(Required Return – Growth Rate)

EV/EBIT of 19x =	(1 – 0.21) / (1 – 0.033 / 0.135)
(Required Return – 0.033)
Required Return =	0.064

EV/EBIT of 9x =	(1 – 0.21) / (1 – 0.033 / 0.135)
(0.10 – 0.033)

Intrepid Capital’s Views on Returns on Capital

The return on capital measures the ability of a company to create value relative to the amount of capital employed in the business. Intrepid Capital defines Invested Capital as Shareholder’s Equity + Debt – Cash. Some analysts treat a portion of Cash as operating in nature, and they leave this amount as part of the Invested Capital figure. Investment management firms have different schools of thought on whether it is more appropriate to emphasize the standard return on invested capital (ROIC), which is calculated as Net Operating Profit After Taxes (NOPAT) divided by Invested Capital, or the return on tangible capital (ROTC). Tangible Capital is simply Invested Capital minus Intangibles, including Goodwill and Other Intangible Assets. Those favoring the standard ROIC often argue that it incorporates the impact from acquisitions, whereas the return on tangible capital does not. In our view, acquisition accounting can distort the normal ROIC metric enough to severely reduce its utility.

Intrepid Endurance Fund

For example, consider a hypothetical public company with NOPAT of $10 million and Invested Capital of $50 million. The ROIC of this firm is 20%. Assume investors value this business at 15x NOPAT, or $150 million. Imagine this company finds another business exactly like it, except half of its size. In other words, the target has $5 million of NOPAT and $25 million of Invested Capital. Due to the target’s private status, it can be acquired for 10x NOPAT, or $50 million. After the public company acquires the private firm, its Invested Capital will increase from $50 million to $100 million, representing the value of the transaction. Half of this value will be assigned to Goodwill. The resulting ROIC of the combined business will be 15%. Therefore, the ROIC has declined due to acquisition accounting, even though the public company made a value-enhancing transaction by acquiring a private firm for $50 million that the public markets value at $75 million. Returns on tangible capital, however, excluding the acquisition Goodwill, remain at 20%.

Public Company		Private Company

NOPAT	$10 million	NOPAT	$5 million
Invested Capital	$50 million	Invested Capital	$25 million
ROIC	20% ($10M / $50M)	ROIC	20% ($5M / $25M)
Multiple	15x NOPAT	Acq. Multiple	10x NOPAT
Firm Value	$150 million ($10M* 15x)	Acq. Price	$50 million ($5M* 10x)

Combined Company

NOPAT	$15 million ($10M + $5M)
Invested Capital	$100 million ($50M + $50M)
ROIC	15% ($15M / $100M)
Multiple	15x NOPAT
Firm Value	$225 million ($15M * 15x)

Combined Company: Return on Tangible Capital
NOPAT	$15 million ($10M + $5M)
Tangible Inv Cap	$75 million ($50M + $25M)
ROTC	20% ($15M / $75M)

At Intrepid, we believe returns on tangible capital are a better measure of the incremental value-creating potential of a business. With that said, we individually scrutinize the performance of past acquisitions and the prices paid, when data is available, to make judgments about how effective management teams are at deploying capital. Additionally, when determining ROTC, we will include intangible assets that aren't related to acquisition activity.

Intrepid Endurance Fund

For the three months ended September 30, 2017, the Fund rose 0.63%, while the Russell 2000 Index increased 5.67%.   Cash and Treasury bills accounted for 79.4% of the Fund’s assets at quarter end.  The Morningstar Small Cap Total Return Index jumped by 4.67% during the quarter and the S&P Small Cap 600 was up 5.96%.  We are now disclosing additional benchmarks because Russell representatives want to charge us to use their benchmark.  We may transition to a different small cap benchmark over the coming year.  The Fund inched up 0.36% for its fiscal year ended September 30th compared to a 20.74% pop in the Russell 2000, a 17.41% increase in the Morningstar Small Cap Index, and a 21.05% gain for the S&P Small Cap 600.  We believe most of our shareholders pay closer attention to calendar year performance, but we are obligated to disclose fiscal year results.  During calendar 2016, the Fund’s return (+7.9%) was front-end loaded before the election, whereas most small cap benchmarks earned the majority of their returns after the election.  The Fund has a high active share and has not traded closely in line with benchmarks for some time.

The Fund acquired one new holding during the third quarter.  Greenhill & Co. (ticker: GHL) is an independent investment bank that provides advice on mergers and acquisitions, raising capital, and restructurings.  The stock recently fell to all-time lows due to the company’s failure to participate in the latest Mergers & Acquisitions (M&A) boom.  Greenhill’s 2017 operating results are forecasted to be the worst ever recorded for the firm.  Absent a sharp pullback in overall M&A activity, we believe 2017 will mark a trough in the company’s performance and Greenhill’s stock will rebound when 2018 results return to more normalized levels.  We believed the shares were trading for approximately 10x adjusted free cash flow, assuming a cash impact from stock compensation, when we began establishing our stake.  On September 25th, Greenhill announced a leveraged recapitalization (taking on debt to buy back its own shares) that sent the shares up by 16% before we could finish building our position.  The stock is still trading below our estimated fair value, but we are not thrilled with the company’s new leveraged balance sheet.  With that said, investment banking is a cash-generative business, and we think Greenhill could pay off its debt in less than five years.  Since our position size is small, we plan to hold the name and wait for an expected recovery in Greenhill’s revenue.

We sold our Dominion Diamond (ticker: DDC) position in July.  On July 17th, Dominion announced it would be acquired by The Washington Companies for U.S. $14.25 per share.  The board had been conducting a strategic review since Washington first expressed interest earlier in the year.  The takeover price represented a substantial premium to our $8.52 average cost basis in the shares, although we had partially reduced the position in March and April when the price was lower and a takeover was less certain.  Our average selling price for Dominion was $13.39 per share.

For the third quarter, the largest contributors to the Fund’s performance were Syntel (ticker: SYNT), Dominion Diamond, and Greenhill.  The only position negatively impacting the Fund’s return by more than 10 basis points was Baldwin & Lyons

Intrepid Endurance Fund

(ticker: BWINB).  Since the Fund only has a handful of significant holdings, we thought it made sense to provide a general update on our investment rationale for each as opposed to trying to account for modest price movements that are more related to market direction than security-specific factors.  The Fund’s top six holdings are Corus Entertainment (ticker: CJR/B), Baldwin & Lyons, Syntel, Amdocs (ticker: DOX), iShares Gold Trust (ticker: IAU), and Primero Mining’s 5.75% Convertible Notes (CUSIP: 74164WAB2).

Before this year, Corus Entertainment’s earnings had been adversely impacted by declines in advertising revenue on the company’s television networks.  As a result of the company’s increased bargaining power due to being the largest operator of cable networks in Canada, management has now stabilized advertising.  Going forward, Corus’s performance is likely to reflect overall television advertising trends, which are currently soft.  Canada’s advertising market has migrated toward digital even faster than in the U.S, as Google and Facebook consume a growing portion of the global advertising pie.  Although we expect digital players to account for the vast majority of advertising growth in the medium-term, trees don’t grow to the sky, and there have been many questions about the effectiveness of digital advertising compared to other mediums.

In order for Corus to better compete with streaming services like Netflix and protect and grow its advertising revenue, we believe the company must further enhance the on-demand television viewing experience.  Traditional television networks must become more like Netflix by offering full seasons on-demand and reducing ad loads.  Advertising is a material revenue contributor and subsidizes the price of TV for users.  The best way to reduce ads while preserving the revenue stream is through more targeted advertising that is enabled by the latest cable technology.  Advertisers will pay a higher price per viewer if they know their ads are reaching their target audience.  We expect low-single digit revenue growth, at best, for Corus in the near-term.  The stock is trading for about 9x free cash flow, which is a multiple that fully reflects the business’s tepid growth outlook.  As the company deleverages, we believe value will accrete to the stockholders.

Baldwin & Lyons, the property and casualty insurer, is trading at a multiyear low Price to Book multiple near 0.8x.  This is less than half the median multiple of other small cap P&C insurance firms.  Baldwin specializes in commercial trucking policies, like FedEx contractors.  According to Fitch, the commercial auto industry is experiencing its worst underwriting performance since 2001 as a result of accidents caused by texting and unexpectedly high jury awards.  These factors have recently led to unfavorable reserve developments at Baldwin, which previously had an unblemished history of conservative reserving.  In response, the company and other insurers are increasing premiums and promoting technology to monitor and control smartphone usage in an attempt to reduce accident rates.  Competitors like AIG and

Intrepid Endurance Fund

Zurich have pulled back from certain markets.  We believe Baldwin will restore its profitability, which will lead to a recovery in the stock price.  Insiders have been buying shares.

Source:  Company filings
*1H17 = 1st half of 2017

Source: Company filings

We believe the prescription to fix Syntel is simple: the company needs to grow revenue.  Syntel has been disproportionately affected by a reduction in IT spending by American Express, its largest customer.  However, the business has also been starved of new relationships due to an overly lean business development budget.  Syntel is addressing these issues through increased marketing spending and a greater involvement from executives in closing deals.  The company showed modest progress on this front in the second quarter, as revenue excluding American Express increased 3% sequentially.  It’s too early to call a recovery.  Nonetheless, immigration-related rhetoric has noticeably decreased, possibly indicating less of a headwind to Indian IT outsourcers

Intrepid Endurance Fund

from regulatory changes.  Furthermore, the Indian rupee has weakened against the dollar over the past month, which relieves some pressure on the cost side for outsourcers.  The stock is selling for approximately 11.5x expected free cash flow.

Amdocs is probably the best business the Fund owns.  It’s also fully valued.  Amdocs’ customer relationships are sticky and its revenue is largely recurring.  It is the premier company for handling customer care and billing software and system transformations for leading telecommunication and cable firms.  The company’s market capitalization excluding nearly $1 billion in cash is equal to 15x Amdocs’ average free cash flow over the past three years.

The Fund has a modest position in the iShares Gold Trust.  We believe that the Fed will halt its current path of tightening at the first sign of any market trouble.  Central banks around the world remain extremely accommodative, and geopolitical risk seems more palpable than it has been in years.  Such conditions are historically favorable for gold.  President Trump will soon nominate the next Chair of the Federal Reserve.  He has spoken to both John Allison, the former CEO of BB&T and staunch Fed opponent, and Kevin Warsh, a previous governor of the Federal Reserve and later a critic of the Fed’s loose money policies.  We would cheer the selection of Allison, and Warsh would probably be an acceptable pick as well.  Nevertheless, given the President’s proclivity to celebrate new stock market highs on Twitter, we expect a more conventional choice like Janet Yellen, Jerome Powell, or Gary Cohn.  But hey, who knows—Trump likes to surprise.

We see an impressive bubble forming in cryptocurrencies.  No, we don’t know the value of Bitcoin.  Yes, we like the idea of a currency that isn’t controlled by a government.  Just don’t lose your private key, or you can kiss your funds goodbye forever.  While one of the original premises for Bitcoin was that only a finite amount could be mined, the explosion of Initial Coin Offerings is saturating the market with speculative cryptocurrencies.  We wonder how many people would praise Bitcoin, Ethereum, Ripple, Bitcoin Cash, Litecoin, Dash, Ethereum Classic, etc. for their “scarcity” and would happily commit funds to these interesting blockchain technologies at today’s skyrocketing prices, yet would scoff at the idea of owning gold.  Gold is harder to transact than Bitcoin, but it has been a store of value for centuries, can’t be hacked (but it can be stolen)8, and they aren’t creating any new versions of it.

Speaking of gold, let’s discuss the Fund’s stake in the convertible bonds of Primero Mining.  Primero owns the San Dimas gold and silver mine in Mexico.  San Dimas has a silver stream attached to it, for which the vast majority of silver is sold to Wheaton Precious Metals at $4.30 per ounce.  Primero’s liquidity is evaporating and it has told investors that it needs the stream to be relaxed in order for the mine to
_________________

[8]	The hacking of cryptocurrencies has so far been largely tied to the exchanges where they trade as opposed to the underlying blockchain technology.

Intrepid Endurance Fund

continue operating.  With a reduced stream, the cost structure of the mine can be vastly improved.  The company has received multiple takeover bids that are contingent on a restructuring of the stream.  The management of Wheaton Precious Metals has stated it is willing to modify the San Dimas stream if it is appropriately compensated.  It is unclear exactly what form of compensation they would require.  Our bonds are currently marked in the low 60s.  We believe it is in Wheaton’s best interest to work with Primero to modify the stream now.  We anticipate an announcement on this front sometime during the next couple of months.

“Price is what you pay.  Value is what you get.”
“Be fearful when others are greedy and be greedy when others are fearful.”
“Rule No. 1: Never lose money.  Rule No. 2: Never forget Rule No. 1.”

These widely known quotes represent the classic wisdom of Warren Buffett.  The Russell 2000 Index is up 11% in just the past six weeks—a jaw-dropping rally first inspired by a “no man left behind” mentality as small caps had relatively underperformed year-to-date, but which accelerated on renewed hopes of corporate tax reform.  Over this stretch, the Russell only declined more than 24 bps on one day.  This is during a period when three major destructive hurricanes hit the U.S. or its territories, North Korea successfully tested long-range missiles and threatened the U.S. with nuclear annihilation, the national debt officially topped $20 trillion, and Russell 2000 earnings expectations for 2017 descended to a year-to-date low.  While some of these developments are more impactful to the economy than others, the near total absence of downside volatility in the stock market suggests a lack of fear and surfeit of greed.  The Russell is up 340% from its March 2009 trough, while the profitable companies in the Index have grown earnings by 73% since then.  Investors are paying record high prices for small cap equities, but are they getting commensurate value?  Paging Mr. Buffett: Have we all forgotten Rule No. 2?

Thank you for your investment.

Sincerely,

Jayme Wiggins, CFA
Chief Investment Officer
Intrepid Endurance Fund Portfolio Manager

Intrepid Endurance Fund

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

Prior to June 26, 2015, the Fund was named the Intrepid Small Cap Fund.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The Russell 3000 Index consists of the 3,000 largest companies in the U.S. as measured by total market capitalization.  The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The S&P SmallCap 600 measures the small-cap segment of the U.S. equity market. The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  You cannot invest directly in an index.

Cash Flow measures the cash generating capability of a company by adding non-cash charges and interest to pretax income.  Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.  Enterprise Value equals market capitalization plus debt minus cash.  EV/EBIT equals the company’s Enterprise Value (EV) divided by Earnings Before Interest and Taxes (EBIT).  Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Price/Earnings (P/E) is the ratio of a company’s stock price to the company’s earnings per share.  Diluted EPS is the performance metric used to gauge the quality of a company’s earnings per share (EPS) if all convertible securities were exercised.  Goodwill is an intangible asset that arises as a result of the acquisition of one company by another for a premium value.  Return on Invested Capital (ROIC) measures the return that an investment generates for those who have provided capital.  Net Operating Profit After Taxes (NOPAT) is a measure of profit that excludes the costs and tax benefits of debt financing.  Return on Tangible Capital (ROTC) refers to the measure of return on Invested Capital minus Intangibles, including Goodwill and Other Tangible Assets.  Active Share measures the amount of overlap between a fund’s holdings and those of its benchmark.  Price-to-Book (P/B) Ratio is used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.  Loss Adjustment Expenses (LAE) are the expenses associated with investigating and settling insurance claims.  Cryptocurrencies are digital assets designed to work as a medium of exchange using cryptography to secure the transactions and to control the creation of additional units of the currency.  Stream(ing) is the term often used when a funder makes an agreement with a mining company to purchase all or part of their precious metals production at a low, fixed, predetermined price to which both parties agree.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Income Fund

October 3, 2017

Dear Fellow Shareholders,

Jason Lazarus,
Income Fund Portfolio Manager

Global financial markets continued to appreciate nearly unabated in the third quarter ended September 30, 2017.  Nearly every major asset class posted gains in the period.  The most followed U.S. stock indexes garnered mid-single-digit returns.  Major fixed income indexes posted more modest gains in the low-single-digits.  The markets have experienced historically low volatility as stocks notch record after record.  By the end of September, the S&P 500 reached 41 straight weeks without moving up or down by more than 2%.  There are only two periods with longer streaks; the mid-1960s and the mid-1990s.9

The yield curve shifted slightly higher across most tenors, but the move was more pronounced at the front end of the curve as the probability of a December 2017 rate hike increased.  Treasuries provided positive returns despite higher interest rates.  The Bloomberg Barclays US Aggregate Bond Index, which represents the broader U.S. investment grade bond market with roughly 9,500 bond issues, returned 0.85%.  Exposure to credit risk was rewarded in the quarter.  Corporate bond spreads across all ratings tightened in the quarter, and lower-rated bonds generally outperformed.  The BAML U.S. Corporate Index, which comprises investment grade corporate bonds, returned 1.37% in the quarter.  The BAML High Yield Index rose 2.04%, and the BAML 1-5 year BB-B Index, which we believe is most representative of the Intrepid Income Fund’s (the “Fund”) investment style, increased 1.44%.

In contrast, the Fund returned 0.69%.  The Fund’s cash and Treasury bills allocation, which averaged about 15% of assets in the quarter, was partially responsible for the performance drag.  Additionally, approximately 38% of assets were held in short-term investment grade corporates, which underperformed longer-duration issues.  Our strategy has always been to focus on making calculated credit bets while minimizing interest rate risk, hence our short-duration posturing.  High-yield rated corporates accounted for roughly 30% of the portfolio, most of which were BB-rated issues.  Our high-yield positioning has been very defensive as yields have been near all-time lows, which also contributed to the underperformance.  It’s also important to note that a large number of the Fund’s holdings are not included in our primary benchmarks.  In the third calendar quarter, the Fund’s largest contributors were Regis’s 5.5% notes due 12/02/2019 (ticker: RGS) and Consolidated-Tomoka Land’s 4.5% convertible notes (ticker: CTO), both of which are discussed below.  There were no material detractors in the quarter.
_________________

[9]	“Could this be the Least Volatile September Ever?” LPL Financial Research. 27 September 2017. Web.

Intrepid Income Fund

Several of our short-duration investment grade holdings matured in the quarter ended September 30, 2017.  Only one core high-yield position was called; Sally Beauty’s 5.75% notes.  We sold the remainder of our Dominion Diamond stock after the previously announced buyout offer from The Washington Companies was increased.  Our purchase activity was mostly limited to new short-term investment grade holdings and additions to existing positions.  We purchased two new high-yield issues that are likely to be called in the near-term, and therefore aren’t worth detailing here, but we expect our initial work on these two companies to pay dividends as both are likely to be high-yield issuers for the foreseeable future.

The Fund’s fiscal year ended on September 30, 2017.  In the twelve-month period, the Income Fund returned 2.92%.  The Barclays US Aggregate and the BAML US Corporate Index returned 0.07% and 2.27%, respectively.  The BAML High Yield Index increased 9.06%, and the BAML 1-5 year BB-B Index rose 6.62%.  The largest contributors to the Fund’s performance in the fiscal year were the lawsuit settlement payment from Cash America received in January, Corus Entertainment’s common stock (ticker: CJR/B CN), Consolidated-Tomoka’s convertible notes, and Dominion Diamond’s common stock (ticker: DDC).  The most significant detractors in the fiscal year were Primero Mining 5.75% due 2/28/2020 (ticker: PPPMF) and our positions in two Rent-A-Center bond issues (ticker: RCII).  There were no other material detractors.

Last year we owned the bonds of three different publicly-traded pawn shop operators – EZCORP (ticker: EZPW), Cash America (ticker: CSH), and First Cash Financial (ticker: FCFS).  First Cash acquired Cash America in September 2016 and retired the Cash America bonds at a significant premium as required by the make-whole covenant.  At the time, Cash America and a bond investor were engaged in a long-running lawsuit related to the retirement of $103.5 million of the notes after Cash America spun off an online lending business in 2014.  Despite the notes being non-callable at the time, CSH did not pay a make-whole premium on this partial retirement.  Summary judgment was completed on September 19, 2016, and the judge ruled in favor of the bondholders.  The only disagreement was the amount of compensation that would be awarded to bondholders. After several short delays, the parties came to an agreement.  On January 13, 2017, the Fund received payment of the settlement proceeds.

Consolidated-Tomoka is a Florida-based owner of office and retail income producing properties located across the United States.  It also owns several thousand acres of undeveloped land near I-95 in Daytona Beach, which it has been monetizing over the past few years.  The notes pay a reasonable 4.5% coupon to the March 2020 maturity and are also convertible into common stock.  We believed the yield offered by the bonds was attractive before considering the value of the convertible option.  Nevertheless, the option contributed to the Fund’s performance in the fiscal year as CTO’s shares have appreciated materially since our purchase of the bonds.

Intrepid Income Fund

The Fund’s largest position is Regis Corp.’s 5.5% notes.  We have been a lender or equity owner of the company on several occasions in the last ten years.  Regis is the country’s largest owner and franchisor of hair salons.  The most recognizable banners are Supercuts, MasterCuts, and SmartStyle/Cost Cutters locations in Wal-Mart stores.  Regis has struggled over the last several years, and management turnover has been high as the company continues to search for skilled turnaround executives.  Nevertheless, we continue to believe the notes offer an attractive risk-adjusted yield with a very short duration.  While the company has performed poorly operationally for some time, the balance sheet remains very clean.

Dominion Diamond (ticker: DDC) is the world’s third largest diamond producer.  The company owns interests in two mines located in Canada, which is one of the most stable political jurisdictions in the world.  While the diamond industry is not recession-resistant, the long-term supply and demand fundamentals appear to be supportive of prices.  Diamond mines can take over a decade to construct from start to finish, which tends to stabilize the supply side of the equation.  Furthermore, because just four producers account for roughly 75% of global production value, the industry has historically been quite rational in pulling back supply in the face of weak end-market demand.  The firm has a very strong balance sheet that includes a large cash balance and sizeable inventory of diamonds.  Shortly after we purchased the shares, Dominion received an unsolicited buyout offer at a 36% premium to the prior closing price.

Our investments in two bonds issued by rent-to-own operator Rent-A-Center (ticker: RCII) detracted from the Fund’s performance in the fiscal year.  We trimmed the positions late in calendar 2016 and exited completely in early 2017 when the business started to deteriorate significantly.  Rent-A-Center’s issues at first appeared to be transitory, but subsequently the business did not improve as we expected.  Readers can find more commentary on our view in the Fund’s Q117 commentary.  Primero Mining’s 5.75% convertible notes were the largest detractor in the twelve months ended September 30, 2017.  We invite readers to review the Intrepid Endurance Fund’s quarterly commentaries for more detail on Primero.  Portfolio manager Jayme Wiggins distills the situation with much more clarity than I can hope to provide.

Over the past few quarters we have reported on a number of specific events or securities that appeared to indicate excessive risk-taking behaviors.  We wish we could report to you that some level of normalcy has returned to the financial markets, but unfortunately that isn’t the case.  Consider the following recent bond issuances:

•	Austria issued 100-year bonds that pay 2.1% annually.
•
Tesla secured a 5.3% coupon on its $1.8 billion B- rated bond issue due in 2025.  This is the lowest coupon ever for its maturity and rating.  The company is expected to burn $3.3 billion in cash in 2017.

Intrepid Income Fund

•
HD Supply Waterworks, a distributor of water, sewer, and fire protection products, was able to issue bonds at a coupon lower than the firm’s leverage ratio.  The bond received orders that totaled ten times the size of the offering.

These are just a few of many instances where downside risks appear to be completely ignored.  Most fixed income subsectors are offering the lowest spreads since 2007.  Absolute yields are at or near record lows.  Nevertheless, there is evidence that credit qualities are deteriorating.  Covenant quality, as measured by Moody’s, is near the weakest on record.  Corporate leverage ratios are extended beyond levels experienced before the credit crisis.  In fact, a recent study concluded that 80% of large corporations have debt-to-EBITDA ratios above 4x, and half have debt-to-EBITDA ratios greater than 5x.  In addition, recent recoveries on defaulted bonds have been lower than historical levels, a condition we believe could continue and lead to larger capital impairments than in past cycles.

It should not come as a surprise when we say we are having difficulty discovering securities that offer adequate risk-adjusted yields.  We will not deploy your capital into high-risk securities promising just a few percentage points in annual returns.  In the absence of attractive opportunities, the Fund will continue to hold Treasury bills and short-term investment grade bonds.  We are diligently searching for pockets of value in what may be under-explored corners of the market, including bonds with small issue sizes, convertible bonds and preferred stock.  Thank you for your investment.

Sincerely,

Jason Lazarus, CFA
Intrepid Income Fund Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  Investments in debt securities typically decrease in value when interest rates rise.  The risk is generally greater for longer term debt securities.  Investments by the Fund in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

The BofA Merrill Lynch US High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market.  Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million.  Bloomberg Barclays Capital U.S. Aggregate Bond Index is an index representing about 8,200 fixed income securities. To be included in the index, bonds must be rated investment grade by Moody’s and

Intrepid Income Fund

S&P.  BofA Merrill Lynch (BAML) U.S. Corporate Index is an unmanaged index of U.S. dollar denominated investment grade corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity.  The BofA Merrill Lynch (BAML) 1-5 Year BB-B Cash Pay High Yield Index is a subset of the BofA Merrill Lynch (BAML) US Cash Pay High Yield Index including all securities with a remaining term to final maturity less than 5 years and rated BB1 through B3, inclusive. You cannot invest directly in an index.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch.  These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion.  Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade.

Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Investment Grade (IG) is a bond with credit rating of BBB or higher by Standard & Poor’s or Baa3 or higher by Moody’s.  Dividend Yield is calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.  Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.  Duration is an approximate measure of the price sensitivity of a fixed-income investment to a change in interest rates, expressed as a number of years.  Debt-to-EBITDA is a measurement of leverage, calculated as a company’s interest-bearing liabilities minus cash or cash equivalents, divided by its EBITDA.  Covenant Quality refers to a Moody’s index that investors can use to track the protection that U.S. and Canadian high-yield bond covenants offer to investors.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Disciplined Value Fund

October 4, 2017

Mark F. Travis, President/C.E.O.

PERFORMANCE
	Total Return as of September 30, 2017
	Inception
	Date	Qtr.	YTD	1 Year
Intrepid Disciplined Value Fund – Inv.	10/31/07	0.46%	4.81%	6.80%
S&P 500 Index		4.48%	14.24%	18.61%
Russell 3000 Index		4.57%	13.91%	18.71%

		Average Annualized Total Returns
		as of September 30, 2017
				Since
		3 Year	5 Year	Inception
Intrepid Disciplined Value Fund – Inv.		4.93%	7.69%	5.88%
S&P 500 Index		10.81%	14.22%	7.33%
Russell 3000 Index		10.74%	14.23%	7.44%

Performance data quoted represents past performance and does not guarantee future results.  Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2017, the annual operating expense (gross) for the Intrepid Disciplined Value Fund-Investor Share Class is 1.34%.  The Fund's Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses until January 31, 2018 such that Net Expense Ratio for the Disciplined Value Fund-Investor Share Class is 1.30%.  The Net Expense Ratio represents the percentage paid by investors.  Otherwise, performance shown would have been lower.

Intrepid Disciplined Value Fund

Dear Fellow Shareholders,

I feel like the ancient mariner: “Water, water, everywhere, nor any drop to drink.”10   For us, as your fellow shareholders and fund managers, a market that keeps going up, up and away can be frustrating.  It’s easy to become myopic in an industry where everyone appears to be making easy money.  The annualized S&P 500 returns for the trailing 1-, 3- and 5-years are all very compelling at the moment, but they are a relative anomaly historically and are only one side of the market cycle equation.  Would you be as comfortable with a five-year string of double-digit returns if you knew they would be followed by a 30% – 50% reduction of your capital?

Well, here we are again!  Our refusal to overpay for high-quality, cash-generating businesses has left us with more than ample cash balances in the Intrepid Disciplined Value Fund (the “Fund”).  As of September 30, 2017, the Fund’s fiscal year-end, the Fund consisted of 64% in stock and 36% in cash and T-bills.  For the trailing one-year period, the Fund increased 6.80%.  The return for the quarter was a barely visible 46 basis points.  Since inception, the Fund has an annualized return of 5.88% through September 30, 2017.  For the same time frame, the S&P 500 Index has averaged 7.33%.  While the Fund doesn’t show quite the increase as that of the S&P 500, it has taken considerably less risk (see chart below).

_________________

[10]	Coleridge, Samuel Taylor. “The Rime of the Ancient Mariner.” Poetry Foundation. June 2015.
Web. 4 October 2017.

Intrepid Disciplined Value Fund

We continue to broaden our search geographically to find attractive investments for the Fund which will celebrate its 10th birthday on October 31, 2017.  Thank you for investing with us.  If there is anything we can do to serve you better, please ask.

Best regards,

Mark Travis
President
Intrepid Disciplined Value Fund Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller and medium sized companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Prior to April 1, 2013, the Fund was named the Intrepid All Cap Fund.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.  The Russell 3000 Index consists of the 3,000 largest companies in the U.S. as measured by total market capitalization.  You cannot invest directly in an index.

Standard Deviation is a statistical measure of portfolio risk used to measure variability of total return around an average, over a specified period of time.  The greater the standard deviation over the period, the wider the variability or range of the returns and hence, the greater the fund’s volatility.

Opinions  expressed  are  subject  to  change,  are  not  guaranteed  and  should  not  be  considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid International Fund

October 3, 2017

Ben Franklin,
International Fund
Portfolio Manager

“Extrapolation is instinctive, while mean reversion is not.”
– Tobias E. Carlisle, Deep Value

Dear Fellow Shareholders,

During the quarter, the Intrepid International Fund (the “Fund”) outperformed the MSCI EAFE Index (the “Index”) on the upside.  In the past, we have warned that this would not likely be the case.  However, we have also stated that we expect our performance will be a result of movements in specific individual stocks rather than a broad change in global market performance.  Such was the case this quarter, with a few individual holdings pulling the portfolio higher.  For the quarter, the Fund returned 6.23%, compared to the Index’s return of 5.40%.  Every currency we are invested in appreciated during the quarter; however, we did not participate due to our hedging policy, which we estimate reduced performance by over 2%.   In fact, during the quarter the euro rallied to its highest level since 2015.  The MSCI EAFE Hedged Index returned only 3.74% during the quarter.  Something else we have preached in the past is to eschew paying attention to one quarter’s performance; however, we understand that reporting results this frequently makes it difficult not to do so.  To help, we will ignore any more discussion on quarterly performance and instead review individual positions.  Lastly, we are required to report on annual performance for the trailing-12 months ending September 30th.  For this time period, the Fund returned 7.05%, and the Index returned 19.10%.  We do not believe our investors think their trailing-12 performance ending in September is relevant, and thus will not comment further on it.  We will review the entire 2017 calendar year in more detail in our fourth quarter commentary.

Extrapolating recent results, be it mutual fund performance, a company’s earnings, stock market performance, roulette odds, or your favorite college football team’s wins is a distinct, built-in instinctual bias.  It is also difficult to overcome.  However, when declining earnings are extrapolated into the realm of forever, any valuation calculation will result in a low assessment of value.  In the book Deep Value, author Tobias E. Carlisle explains this in more detail:

“We make cognitive errors.  They are easy to make because the incorrect decision—rejecting the undervalued stock—feels right, while the correct decision—buying stocks with anemic, declining earnings feels wrong. Extrapolation is instinctive, while mean reversion is not.  And when we extrapolate the fundamental performance of stocks with declining earnings, we conclude that the intrinsic value will ultimately become less than the price paid.  But, that is not what the data show.  The research shows, first, that valuation is more important than the trend in earnings.  Cheap, low, or no-growth portfolios systematically outperform expensive, high-growth portfolios, and by wide margins.”

Intrepid International Fund

Our three largest contributors in the quarter could easily be put in the camp of “cheap, low, or no-growth.”  The first, Coventry Group (ticker: CYG AU), was a top detractor last quarter but returned over 90% during the third quarter.  The second, Programmed Maintenance Services (ticker: PRG AU), returned nearly 70% due to a buyout offer.  And our third highest contributor, Noranda Income Fund (ticker: NIF CN), was also a large detractor last quarter.

Our largest detractors in this quarter were Quarto Group (ticker: QRT LN), GUD Holdings (ticker: GUD AU), and HNZ Group (ticker: HNZ CN).  New purchases in this quarter include Baldwin & Lyons (ticker: BWINB), Mediagrif Interactive (ticker: MDF CN), and Gattaca PLC (ticker: GATC LN).  During the quarter we sold our entire Mytilineos position (ticker: MYTIL GA), and our Spotless Group (ticker: SPO AU) holding was acquired by another firm.

Coventry Group is an Australian wholesaler of fasteners (nuts and bolts).  It is a simple business, but due to mismanagement has suffered declining performance.  We have discussed the investment in the prior few quarterly commentaries.  Last quarter we stated, “we have had a productive conversation with the Chairman of the Board. We believe he understands the urgency required, and we think he will take the necessary steps if the business does not quickly turn around.”  An Australian activist firm has come to a similar conclusion regarding the required urgency, and has taken tangible steps to aid with the change.  Despite what we believe are the beginning stages of a turnaround, revenue is still declining.  However, the stock price had fallen to such low levels relative to our estimate of intrinsic value that any positive change was likely to send the stock higher.  We believe the relative improvement in results (despite still being negative), coupled with an increased stake by activists, resulted in this significant rebound in price.  We still believe the intrinsic value of this investment is higher than its current trading price.

Programmed Maintenance Services is a long-standing holding in the portfolio.  The Australian firm, which provides property maintenance services, as well as other facility management and staffing functions, announced on July 14th that PERSOL HOLDINGS, a Japanese staffing firm, has entered a Scheme Implementation Deed under which PERSOL will acquire Programmed for a 68% premium to the closing price the day before.  The acquisition price was far above our estimate of intrinsic value, and we attribute the performance above our valuation as just plain luck.  We have not fully exited the position in an effort to minimize short-term capital gains taxes for our shareholders.  Many of our purchases occurred within the past year, and waiting for the deal to go through should result in gains being taxed at the long-term rate.  We do not typically let the tax tail wag the investment dog, but in this case, we felt it was worth it.

Noranda Income Fund is a Canadian zinc smelter that has been going through the bottom arc of the cycle for zinc smelting treatment charges, meaning they will not earn much money in this environment.  This is another example of a company that is

Intrepid International Fund

on our “cheap, low, or no growth” list.  To add insult to injury, half of their workforce is on strike.  Due to the low treatment charges, the loss of the workforce is not causing them to give up a substantial portion of earnings.  Meanwhile, zinc metal prices have been increasing, and are up over 20% year-to-date.  Noranda receives a fixed fee for smelting 85% of the zinc metal recovery gains, but the portion above this they can sell at these higher market prices.  We believe this is one reason for the stock’s performance during the quarter.  Additionally, we believe the cycle for zinc is shifting towards favoring the smelters over the mining companies, which should bode well for Noranda’s long-term earnings profile.

Quarto Group, a UK-based illustrated book publisher, had a challenging first half to its fiscal year.  In early July, the company announced that market expectations for profitability were set too high.  This is a seasonal business, and many of their retail customers have been buying closer to the holiday shopping season.  This fundamental shift has been happening over several years, although this year the change was exacerbated by the company selling many adult coloring books in the first half of the prior year, which concealed the seasonal impact in last year’s first half earnings performance.  One month after the profitability warning, the company announced they were approached by a potential buyer of the entire firm at what the Board considered “to be attractive and reflective of the inherent value of the business.”  Later, it was announced that the talks had fallen through, but we believe there is still a possibility of a buyout at some point in the future.

The Australian aftermarket automotive parts wholesaler, GUD Holdings, did not perform well in the quarter with a share price decline of 12% in US dollars.  This firm has been on a recent upward trajectory in earnings.  Prior to this quarter, the stock had appreciated significantly, and we reduced our position.  We believe the recent trend in earnings resulted in other market participants extrapolating even better results.  When the company reported results in-line with reported expectations, the stock began its reversal.

HNZ Group is a global helicopter operator based in Canada.  Approximately 40% of the company’s revenues are derived from the oil/gas industry.  Low oil prices have pressured these customers, which has squeezed margins for companies like HNZ.  Unlike major competitors, however, the majority of HNZ’s revenues come from onshore business and other ancillary services that are less dependent on oil prices.  With one of the strongest balance sheets in the industry, we believe HNZ can withstand an extended period of industry gloom.  We believe the long-term value is significantly higher than where the stock is currently trading.

Baldwin & Lyons is a property and casualty (P&C) insurer specializing in underwriting policies for trucking companies.  Intrepid first invested in Baldwin over a decade ago, and we are very familiar with the business.  The company’s recent results have been lackluster and reflect industry-wide challenges for commercial auto insurers.  Settlements awarded to defendants in trucking accidents have skyrocketed in recent

Intrepid International Fund

years, and the pricing of premiums has not kept up.  The insurance industry tends to be cyclical, and we expect Baldwin to soon deliver results more consistent with historical norms.  We are comforted by the company’s long-term history of conservative underwriting and a very strong balance sheet.  The International fund opportunistically purchased shares when Baldwin’s P/B multiple reached lows not seen since 2010.  Several Baldwin executives also purchased stock while we were buying.

Mediagrif International was a new purchase for the Fund.  Based in Canada, the company owns and operates a collection of B2B (business-to-business) websites.  Some of the legacy websites are becoming outdated, while more recently acquired sites are helping offset the decline from older sites.  The market seemed to sour on the stock as challenges with organic growth persisted.  Although legacy sites have struggled, the company is generating excellent free cash flow that we believe is under-appreciated by other investors.  We expect this cash flow to be deployed wisely by Mediagrif’s CEO, Claude Roy.  Having founded and sold a web-based business himself, Mr. Roy understands the industry well and has invested the company’s capital in faster-growing websites.  Mr. Roy owns 24% of the company, so his interests are well aligned with ours.  The stock has a free cash flow yield of 10%, and we believe there is potential for significant upside as legacy websites become a smaller piece of the overall picture.

Gattaca is the number one UK engineering recruitment firm, and the number five technology recruitment firm.  Brexit has weighed on results, but the company recently expanded internationally, which should help minimize the challenges in their domestic market.  Since Brexit was announced last June, all their public peers’ stock prices have recovered significantly; however, Gattaca has fallen and remains at a cheap price relative to earnings and cash flow.

Mytilineos, our first (and perhaps last!) investment in Greece, was discussed in more detail last quarter.  We exited the position with a tidy profit; however, to be completely candid, this had more to do with luck than superb analysis.  Spotless Group announced in the first quarter that competitor Downer EDI (DOW AU) made a takeover offer for their shares.  We accepted their bid for our shares, which was completed during this quarter.

As we look forward, we believe we will be able to source interesting one-off ideas, but are not excited about “the market.”  Many times, these potential holdings look like they were beaten by the ugly stick, but that is one of the opportunity sets we investigate, and the only one where we are currently finding any value.  In spite of recent weakness in many of these investments, we believe in a reversion to the mean. However, we do not blindly assume this; rather, we analyze each situation and give an assessment on whether the problems are fundamental or evanescent.  We will continue to research stocks the market views as repugnant, which we hope will result in pretty returns.

Intrepid International Fund

Thank you for your investment,

Ben Franklin, CFA
Intrepid International Fund Portfolio Manager

Mutual fund investing involves risk.  Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The risks of owning ETFs generally reflect the risks of owning the underlying securities they are designed to track.  ETFs also have management fees that increase their costs versus the costs of owning the underlying securities directly.

The MSCI EAFE Net Index is recognized as the pre-eminent benchmark in the United States to measure international equity performance.  The MSCI EAFE Hedged Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI EAFE Index, to the USD, the “home” currency for the hedged index. The index is 100% hedged to the USD by selling each foreign currency forward at the one-month Forward weight.  You cannot invest directly in an index.

Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Dividend Yield is calculated by dividing the dollar value of dividends paid in a given year per share of stock held by the dollar value of one share of stock.  Price-to-Book (P/B) Ratio is used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.  Free Cash Flow Yield is calculated by taking the free cash flow per share dividend by the share price.  Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Select Fund

October 2, 2017

Jayme Wiggins, CIO
Select Fund
Portfolio Manager

PERFORMANCE
	Total Return as of September 30, 2017
	Inception				Since
	Date	Qtr.	YTD	1 Year	Inception*
Intrepid Select Fund – Inv.	7/31/15	2.59%	9.22%	8.49%	10.54%
Morningstar U.S. Small Cap Index		4.67%	9.78%	17.41%	9.78%
Russell 2000 Index		5.67%	10.94%	20.74%	10.54%
S&P MidCap 400 Index		3.22%	9.40%	17.52%	10.37%

*	Annualized

Performance data quoted represents past performance and does not guarantee future results.  Investment returns and principal value will fluctuate, and when sold, may be worth more or less than their original cost. Performance current to the most recent month-end may be lower or higher than the performance quoted and can be obtained by calling 866-996-FUND. The Fund imposes a 2% redemption fee on shares held for 30 days or less. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

Per the Prospectus dated January 31, 2017, the annual operating expense (gross) for the Intrepid Select Fund-Investor Shares is 3.02%. The Fund's Advisor has contractually agreed to waive a portion of its fees and/or reimburse expenses until January 31, 2018 such that Net Expense Ratio for the Select Fund-Investor Class is 1.40%.  The Net Expense Ratio represents the percentage paid by investors. Otherwise, performance shown would have been lower.

Intrepid Select Fund

Dear Fellow Shareholders,

The Intrepid Select Fund increased 2.59% for the third quarter ending September 30, 2017, while the Russell 2000 increased 5.67%.  The S&P MidCap 400 rose 3.22% during Q3.  The Morningstar Small Cap Total Return Index jumped by 4.67% during the quarter.  We are now disclosing additional benchmarks because Russell representatives want to charge us to use their benchmark.  We may transition to a different small cap benchmark over the coming year.  The Fund increased 8.49% for its fiscal year ended September 30th compared to a 20.74% gain in the Russell 2000, a 17.41% increase in the Morningstar Small Cap Index, and a 17.52% gain for the S&P Mid Cap 400 Index.  We believe most of our shareholders pay closer attention to calendar year performance, but we are obligated to disclose fiscal year results.  During calendar 2016, the Fund’s return (+23.4%) was front-end loaded before the election, whereas most small cap benchmarks earned the majority of their returns after the election.  The Fund has a high active share and has frequently performed differently than its benchmarks since its inception.  Cash accounted for 10.5% of the Fund’s assets as of September 30th.

The Fund acquired one new holding during the third quarter.  Greenhill & Co. (ticker: GHL) is an independent investment bank that provides advice on mergers and acquisitions, raising capital, and restructurings.  The stock recently fell to all-time lows due to the company’s failure to participate in the latest Mergers & Acquisitions (M&A) boom.  Greenhill’s 2017 operating results are forecasted to be the worst ever recorded for the firm.  Absent a sharp pullback in overall M&A activity, we believe 2017 will mark a trough in the company’s performance and Greenhill’s stock will rebound when 2018 results return to more normalized levels.  We believed the shares were trading for approximately 10x adjusted free cash flow, assuming a cash impact from stock compensation, when we began establishing our stake.  On September 25th, Greenhill announced a leveraged recapitalization (taking on debt to buy back its own shares) that sent the shares up by 16% before we could finish building our position.  The stock is still trading below our estimated fair value, but we are not thrilled with the company’s new leveraged balance sheet.  With that said, investment banking is a cash-generative business, and we think Greenhill could pay off its debt in less than five years.  We currently plan to hold the name to wait for an expected recovery in Greenhill’s revenue.

The largest contributors to the Fund’s performance in the third quarter were Syntel (ticker: SYNT), Teradata (ticker: TDC), and Dominion Diamond (ticker: DDC).

We believe the prescription to fix Syntel is simple: the company needs to grow revenue.  Syntel has been disproportionately affected by a reduction in IT spending by American Express, its largest customer.  However, the business has also been starved of new relationships due to an overly lean business development budget.

Intrepid Select Fund

Syntel is addressing these issues through increased marketing spending and a greater involvement from executives in closing deals.  The company showed modest progress on this front in the second quarter, as revenue excluding American Express increased 3% sequentially.  It’s too early to call a recovery.  Nonetheless, immigration-related rhetoric has noticeably decreased, possibly indicating less of a headwind to Indian IT outsourcers from regulatory changes.  Furthermore, the Indian rupee has weakened against the dollar over the past month, which relieves some pressure on the cost side for outsourcers.  The stock is selling for approximately 11.5x expected free cash flow.

Source:  Company filings

Teradata’s stock continued to exhibit its normal earnings-related volatility.  This time, the shares reacted favorably to the numbers, even though revenues and margins fell again.  We think the company is making progress on its transition to a subscription-based model.  Recurring revenue grew by 7% in constant currency during the quarter and now represents half of total revenue.  Management projected that overall revenue will grow in 2018, marking a key inflection point.  While the company’s results are far from clean, we maintain our positive view of Teradata’s trajectory.

On July 17th, Dominion announced it would be acquired by The Washington Companies for U.S. $14.25 per share.  The board had been conducting a strategic review since Washington first expressed interest earlier in the year.  The takeover price represented a substantial premium to our $9.03 average cost basis in the shares, although we had partially reduced the position in March and April when the price was lower and a takeover was less certain.

The largest detractors to the Fund’s performance in the third quarter were Coach (ticker: COH), Baldwin & Lyons (ticker: BWINB), and Leucadia (ticker: LUK).

Intrepid Select Fund

Coach’s stock dropped sharply after the company’s fiscal Q4 earnings release, in which management provided softer-than-expected guidance.  We think investors were expecting too much.  The fourth quarter results were decent compared to the prior year, with rising operating margins and stronger free cash flow.  Looking ahead, the company forecasted low-single digit organic growth for fiscal 2018, which reflects reduced square footage.  The company will attempt to turn around the recently acquired Kate Spade using the same approach it used to revive Coach’s own performance.  This includes a pullback in certain distribution channels like online flash sales.

Baldwin & Lyons, the property and casualty insurer, is trading at a multiyear low Price to Book multiple near 0.8x.  This is less than half the median multiple of other small cap P&C insurance firms.  Baldwin specializes in commercial trucking policies, like FedEx contractors.  According to Fitch, the commercial auto industry is experiencing its worst underwriting performance since 2001 as a result of accidents caused by texting and unexpectedly high jury awards.  These factors have recently led to unfavorable reserve developments at Baldwin, which previously had an unblemished history of conservative reserving.  In response, the company and other insurers are increasing premiums and promoting technology to monitor and control smartphone usage in an attempt to reduce accident rates.  Competitors like AIG and Zurich have pulled back from certain markets.  We believe Baldwin will restore its profitability, which will lead to a recovery in the stock price.  Insiders have been buying shares.  So have we.

Source:  Company filings
*1H17 =1st half of 2017

Intrepid Select Fund

Leucadia’s shares declined by a few percent during the quarter, which was enough to qualify it as the third largest detractor to the Fund’s performance.  We believe the firm’s second quarter results were reasonable.  Jefferies, which makes up the largest share of Leucadia’s results, showed decent performance in trading, with strong results in equities offset partially by lower fixed income revenue.  Investment banking revenues at Jefferies were up significantly from the prior year.  Jefferies also benefited from the buyout of one of its holdings, the high frequency trading firm KCG Holdings.  National Beef’s results improved from higher selling prices and more cattle processed.

Thank you for your investment.

Sincerely,

Jayme Wiggins, CFA
Chief Investment Officer
Intrepid Select Fund Portfolio Manager

Mutual fund investing involves risk. Principal loss is possible.  The Fund is subject to special risks including volatility due to investments in smaller and medium companies, which involve additional risks such as limited liquidity and greater volatility.  The Fund is considered non-diversified as a result of limiting its holdings to a relatively small number of positions and may be more exposed to individual stock volatility than a diversified fund.  The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  There can be no assurance that a newly organized Fund will grow to or maintain an economically viable size.

The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The S&P MidCap 400 Index seeks to track the performance of mid-cap U.S. equities, representing more than 7% of available U.S. market cap.  The Morningstar Small Cap Index tracks the performance of U.S. small-cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.  You cannot invest directly in an index.

Yield is the income return on an investment.  It refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.  Free Cash Flow measures the cash generating capability of a company by subtracting capital expenditures from cash flow from operations.  Active Share measures the amount of overlap between a fund’s holdings and those of its benchmark.  Loss Adjustment Expenses (LAE) are the expenses associated with investigating and settling insurance claims.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security.

The Intrepid Capital Funds are distributed by Quasar Distributors, LLC.

Intrepid Funds

EXPENSE EXAMPLE
September 30, 2017 (Unaudited)

As a shareholder of the Intrepid Capital Management Funds Trust (the “Funds”), you incur ongoing costs, including management fees; distribution and/or service fees; and other expenses incurred by the Funds.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period of April 1, 2017 through September 30, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent.  To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund.  Actual expenses of the underlying funds are expected to vary among the various underlying funds.  These expenses are not included in the following example.  The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2017 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

INTREPID CAPITAL FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2017 -
	April 1, 2017	September 30, 2017	September 30, 2017
Actual	$1,000.00	$1,018.30	$7.08
Hypothetical (5% return
before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID CAPITAL FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2017 -
	April 1, 2017	September 30, 2017	September 30, 2017
Actual	$1,000.00	$1,019.60	$5.82
Hypothetical (5% return
before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID ENDURANCE FUND – INVESTOR CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2017 -
	April 1, 2017	September 30, 2017	September 30, 2017
Actual	$1,000.00	$1,007.70	$7.05
Hypothetical (5% return
before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2017 (Unaudited)

INTREPID ENDURANCE FUND – INSTITUTIONAL CLASS

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2017 -
	April 1, 2017	September 30, 2017	September 30, 2017
Actual	$1,000.00	$1,008.90	$5.79
Hypothetical (5% return
before expenses)	1,000.00	1,019.30	5.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID INCOME FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2017 -
	April 1, 2017	September 30, 2017	September 30, 2017
Actual	$1,000.00	$1,015.80	$4.55
Hypothetical (5% return
before expenses)	1,000.00	1,020.56	4.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID DISCIPLINED VALUE FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2017 -
	April 1, 2017	September 30, 2017	September 30, 2017
Actual	$1,000.00	$1,016.80	$6.57
Hypothetical (5% return
before expenses)	1,000.00	1,018.55	6.58

*	Expenses are equal to the Fund’s annualized expense ratio of 1.30%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Funds

EXPENSE EXAMPLE (continued)
September 30, 2017 (Unaudited)

INTREPID INTERNATIONAL FUND

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2017 -
	April 1, 2017	September 30, 2017	September 30, 2017
Actual	$1,000.00	$1,066.70	$7.25
Hypothetical (5% return
before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

INTREPID SELECT FUND

	Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	April 1, 2017 -
	April 1, 2017	September 30, 2017	September 30, 2017
Actual	$1,000.00	$1,045.50	$7.18
Hypothetical (5% return
before expenses)	1,000.00	1,018.05	7.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the period.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2007.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX – A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX – Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The Bank of America Merrill Lynch U.S. High Yield Master II Index (sometimes referred to as “Bank of America Merrill”) return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

BLOOMBERG BARCLAYS CAPITAL U.S. GOVERNMENT/CREDIT INDEX – A non-securitized component of the U.S. Aggregate Index.  The Bloomberg Barclays Capital U.S. Government/Credit Index (sometimes referred to as “Bloomberg Barclays Capital”) includes Treasuries, Government-Related Issues and investment grade U.S. corporate securities.

Intrepid Capital Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

Average Annual Total Returns (for periods ended September 30, 2017)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(01/03/05)
Intrepid Capital Fund –
Investor Class	6.86%	3.84%	6.28%	7.11%	6.78%
S&P 500 Total Return Index	18.61%	10.81%	14.22%	7.44%	8.23%
Bank of America
Merrill Lynch U.S. High
Yield Master II Index	9.06%	5.87%	6.38%	7.72%	7.43%
Bloomberg Barclays Capital U.S.
Government/Credit Index	-0.01%	2.83%	2.10%	4.34%	4.20%
Bank of America Merrill
Combined Index
(60% S&P 500, 40%
Bank of America Merrill)	14.73%	8.88%	11.09%	7.68%	8.02%
Barclays Capital
Combined Index
(60% S&P 500, 40%
Barclays Capital)	10.87%	7.71%	9.36%	6.50%	6.87%
Intrepid Capital Fund –
Institutional Class	7.13%	4.11%	6.54%	N/A	6.99%*

*	Inception date of the Institutional Class was 4/30/10.

Intrepid Endurance Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2007.  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MORNINGSTAR U.S. SMALL CAP TOTAL RETURN INDEX – An index that tracks the performance of U.S. Small-Cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.

RUSSELL 2000 TOTAL RETURN INDEX – An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

Average Annual Total Returns (for periods ended September 30, 2017)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(10/03/05)
Intrepid Endurance Fund –
Investor Class(1)	0.36%	0.52%	3.31%	7.63%	8.13%
Morningstar U.S. Small Cap
Total Return Index	17.41%	10.73%	13.66%	8.52%	8.94%
Russell 2000 Total Return Index	20.74%	12.18%	13.79%	7.85%	8.36%
Intrepid Endurance Fund –
Institutional Class(1)	0.64%	0.79%	3.59%	N/A	6.54%*

*	Inception date of the Institutional Class was 11/3/09.
(1)	Prior to June 26, 2015, the Fund’s name was Intrepid Small Cap Fund. See Note 1.

Intrepid Income Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on September 30, 2007.  Institutional Class shares of the Intrepid Income Fund commenced operations on August 16, 2010.  Performance shown prior to August 16, 2010 reflects the performance of Investor Class shares, which commenced operations on July 2, 2007, and includes expenses that are not applicable to and are higher than those of Institutional Class shares.  Returns shown include reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX – Merrill Lynch’s broadest high yield index, and as such is comparable with the broad indices published by other investment banks.  The index return is found in the Wall Street Journal, making it very transparent for shareholders to compare the Fund to on a daily basis.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – This index consists of the Bloomberg Barclays U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million.

Intrepid Income Fund

Total Return Based on a $10,000 Investment (continued)
(Unaudited)

Average Annual Total Returns (for periods ended September 30, 2017)

					Since Inception
	1 Year	3 Year	5 Year	10 Year	(07/02/07)
Intrepid Income Fund –
Institutional Class	2.92%	2.23%	2.62%	3.90%	3.87%
Bank of America
Merrill Lynch U.S. High
Yield Master II Index	9.06%	5.87%	6.38%	7.72%	7.56%
Bloomberg Barclays U.S.
Aggregate Bond Index	0.07%	2.71%	2.06%	4.27%	4.44%

Intrepid Disciplined Value Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on October 31, 2007 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

S&P 500 TOTAL RETURN INDEX – A capitalization-weighted index of 500 stocks.  The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

RUSSELL 3000 TOTAL RETURN INDEX – An index representing the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

Average Annual Total Returns (for periods ended September 30, 2017)

				Since Inception
	1 Year	3 Year	5 Year	(10/31/07)
Intrepid Disciplined Value Fund	6.80%	4.93%	7.69%	5.88%
S&P 500 Total Return Index	18.61%	10.81%	14.22%	7.33%
Russell 3000 Total Return Index	18.71%	10.74%	14.23%	7.44%

Intrepid International Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on December 30, 2014 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MSCI EAFE NET INDEX – An unmanaged market-capitalization-weighted index composed of companies representative of the market structure of 21 Developed Market Countries in Europe, Australia, Asia and the Far East.

Total Returns (for periods ended September 30, 2017)

				Since Inception*
	3 Month	6 Month	1 Year	(12/30/14)
Intrepid International Fund	6.23%	6.67%	7.05%	6.85%
MSCI EAFE Net Index	5.40%	11.86%	19.10%	6.84%

*	Annualized

Intrepid Select Fund

Total Return Based on a $10,000 Investment
(Unaudited)

This chart assumes an initial gross investment of $10,000 made on July 31, 2015 (commencement of operations).  Returns shown include the reinvestment of all dividends.  Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  In the absence of fee waivers and reimbursements, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

MORNINGSTAR U.S. SMALL CAP TOTAL RETURN INDEX – An index that tracks the performance of U.S. Small-Cap stocks that fall between 90th and 97th percentile in market capitalization of the investable universe.

RUSSELL 2000 TOTAL RETURN INDEX – An index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the Russell 3000 Index.

S&P 400 TOTAL RETURN INDEX – A float-adjusted, capitalization weighted index of 400 securities, providing investors with a benchmark for mid-sized U.S. companies.  The index covers approximately 7% of the total U.S. equity market and seeks to remain an accurate measure of mid-sized U.S. companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

Total Returns (for periods ended September 30, 2017)

				Since Inception*
	3 Month	6 Month	1 Year	(7/31/15)
Intrepid Select Fund	2.59%	4.55%	8.49%	10.54%
Morningstar U.S. Small Cap
Total Return Index	4.67%	6.43%	17.41%	9.78%
Russell 2000 Total Return Index	5.67%	8.27%	20.74%	10.54%
S&P 400 Total Return Index	3.22%	5.26%	17.52%	10.37%

*	Annualized

Intrepid Capital Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2017 (Unaudited)

INTREPID CAPITAL FUND

Components of Portfolio Holdings
Common Stocks	$188,486,159
Corporate Bonds	122,266,118
Cash*	90,075,028
Convertible Bond	12,019,546
$412,846,851

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Endurance Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2017 (Unaudited)

INTREPID ENDURANCE FUND

Components of Portfolio Holdings
Financials	$12,825,163
Information Technology	11,380,608
Consumer Discretionary	6,349,574
Exchange-Traded Fund	4,406,980
Materials	3,899,551
Industrials	821,979
Health Care	247,331
Cash*	153,340,265
$193,271,451

The sector and industry classifications presented in this report, present the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”).  GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Income Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2017 (Unaudited)

INTREPID INCOME FUND

Components of Portfolio Holdings
Corporate Bonds	$60,026,691
Convertible Bonds	7,850,284
Common Stocks	2,291,747
Preferred Stock	296,949
Cash*	9,067,765
$79,533,436

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Disciplined Value Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2017 (Unaudited)

INTREPID DISCIPLINED VALUE FUND

Components of Portfolio Holdings
Financials	$8,920,809
Information Technology	8,032,814
Consumer Discretionary	3,507,927
Telecommunication Services	2,988,605
Industrials	2,229,906
Health Care	1,469,301
Energy	1,220,323
Materials	737,660
Cash*	16,349,131
$45,456,476

*	Cash, cash equivalents and other assets less liabilities.

Intrepid International Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2017 (Unaudited)

INTREPID INTERNATIONAL FUND

Components of Portfolio Holdings
Industrials	$5,717,235
Financials	5,125,398
Consumer Discretionary	3,539,719
Materials	2,221,321
Health Care	1,997,808
Information Technology	1,096,979
Cash*	2,486,211
$22,184,671

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Select Fund

ALLOCATION OF PORTFOLIO HOLDINGS (as a % of total net assets)
September 30, 2017 (Unaudited)

INTREPID SELECT FUND

Components of Portfolio Holdings
Financials	$4,830,834
Information Technology	4,824,511
Consumer Discretionary	1,785,660
Exchange-Traded Fund	1,278,203
Materials	1,240,405
Industrials	1,132,588
Health Care	1,114,305
Telecommunication Services	475,246
Cash*	1,958,829
$18,640,581

*	Cash, cash equivalents and other assets less liabilities.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS
September 30, 2017

COMMON STOCKS - 45.66%	Shares	Value
Consumer Durables & Apparel - 1.49%
GUD Holdings Ltd. (a)	719,004	$6,147,454

Diversified Financials - 11.66%
Berkshire Hathaway, Inc. - Class B (b)	90,600	16,608,792
Dundee Corp. - Class A (a)(b)	854,025	2,190,246
Leucadia National Corp.	534,000	13,483,500
Oaktree Capital Group LLC	201,631	9,486,739
The Bank Of New York Mellon Corp.	120,000	6,362,400
		48,131,677

Energy - 2.28%
Patterson-UTI Energy, Inc.	449,510	9,412,739

Insurance - 2.34%
Baldwin & Lyons, Inc. - Class B (c)	428,541	9,663,600

Materials - 2.71%
Dominion Diamond Corp. (a)	788,400	11,179,512

Media - 3.25%
Corus Entertainment, Inc. - Class B (a)	1,291,885	13,439,124

Pharmaceuticals, Biotechnology
& Life Sciences - 1.12%
Stallergenes Greer PLC (a)(b)	91,861	4,643,535

Real Estate - 1.48%
FRP Holdings, Inc. (b)	134,654	6,093,093

Retailing - 1.82%
Hornbach Baumarkt AG (a)	197,158	7,503,236

Software & Services - 13.37%
Amdocs Ltd. (a)	177,600	11,423,232
HNZ Group, Inc. (a)(b)(c)	631,480	6,452,711
Syntel, Inc.	705,140	13,856,001
Teradata Corp. (b)	416,930	14,088,065
The Western Union Co.	488,470	9,378,624
		55,198,633

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2017

COMMON STOCKS - 45.66% (continued)	Shares	Value
Technology Hardware & Equipment - 2.90%
Cisco Systems, Inc.	117,000	$3,934,710
Western Digital Corp.	93,000	8,035,200
		11,969,910

Transportation - 1.24%
Royal Mail PLC (a)	991,332	5,103,646
TOTAL COMMON STOCKS (Cost $163,953,444)		188,486,159

CONVERTIBLE BONDS - 2.90%	Principal Amount
Consumer Durables & Apparel - 1.15%
Dorel Industries, Inc.
5.500%, 11/30/2019 (a)	$4,671,000	4,764,420

Diversified Financials - 0.85%
EZCORP, Inc.
2.125%, 06/15/2019	3,591,000	3,496,736

Materials - 0.64%
Primero Mining Corp.
5.750%, 02/28/2020 (a)(d)	4,399,000	2,683,390

Real Estate - 0.26%
Consolidated-Tomoka Land Co.
4.500%, 03/15/2020	1,000,000	1,075,000
TOTAL CONVERTIBLE BONDS (Cost $12,849,016)		12,019,546

CORPORATE BONDS - 29.62%
Capital Goods - 1.61%
Actuant Corp.
5.625%, 06/15/2022	4,445,000	4,561,681
WESCO Distribution, Inc.
5.375%, 12/15/2021	2,020,000	2,085,650
		6,647,331

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2017

CORPORATE BONDS - 29.62% (continued)	Principal Amount	Value
Commercial & Professional Services - 3.32%
FTI Consulting, Inc.
6.000%, 11/15/2022	$6,341,000	$6,547,083
Multi-Color Corp.
6.125%, 12/01/2022 (d)	6,802,000	7,135,298
		13,682,381

Consumer Durables & Apparel - 0.60%
American Outdoor Brands Corp.
5.000%, 07/15/2018 (d)	2,500,000	2,475,000

Consumer Services - 6.03%
Carrols Restaurant Group, Inc.
8.000%, 05/01/2022	5,321,000	5,653,562
Nathan’s Famous, Inc.
10.000%, 03/15/2020 (d)	8,598,000	8,984,910
Regis Corp.
5.500%, 12/02/2019 (d)	5,612,875	5,676,020
Wyndham Worldwide Corp.
2.500%, 03/01/2018	4,562,000	4,570,548
		24,885,040

Diversified Financials - 0.36%
FirstCash, Inc.
5.375%, 06/01/2024 (d)	1,441,000	1,502,243

Energy - 1.58%
Unit Corp.
6.625%, 05/15/2021	6,500,000	6,516,250

Household & Personal Products - 0.64%
Central Garden & Pet Co.
6.125%, 11/15/2023	2,493,000	2,655,045

Materials - 2.75%
Ecolab, Inc.
1.450%, 12/08/2017	4,144,000	4,143,147
Silgan Holdings, Inc.
5.500%, 02/01/2022	7,032,000	7,216,590
		11,359,737

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2017

CORPORATE BONDS - 29.62% (continued)	Principal Amount	Value
Media - 1.24%
Cable One, Inc.
5.750%, 06/15/2022 (d)	$4,909,000	$5,129,905

Real Estate - 1.12%
Hospitality Properties Trust
6.700%, 01/15/2018	4,597,000	4,614,469

Retailing - 6.06%
Best Buy Co, Inc.
5.000%, 08/01/2018	4,148,000	4,253,299
Caleres, Inc.
6.250%, 08/15/2023	4,692,000	4,909,005
Dollar General Corp.
1.875%, 04/15/2018	2,930,000	2,933,047
Dollar Tree, Inc.
5.250%, 03/01/2020	8,309,000	8,544,768
Expedia, Inc.
7.456%, 08/15/2018	4,169,000	4,368,487
		25,008,606

Software & Services - 1.88%
Match Group, Inc.
6.750%, 12/15/2022	2,501,000	2,582,282
Total System Services, Inc.
2.375%, 06/01/2018	4,683,000	4,698,900
The Western Union Co.
3.650%, 08/22/2018	471,000	478,990
		7,760,172

Technology Hardware & Equipment - 1.54%
Jabil, Inc.
8.250%, 03/15/2018	6,220,000	6,372,079

Telecommunication Services - 0.89%
AT&T, Inc.
5.500%, 02/01/2018	3,612,000	3,657,860
TOTAL CORPORATE BONDS (Cost $121,285,124)		122,266,118

See notes to financial statements.

Intrepid Capital Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2017

SHORT-TERM INVESTMENTS - 21.52%	Shares	Value
Money Market Fund - 9.10%
STIT-Treasury Portfolio -
Institutional Class, 0.900% (e)	37,587,431	$37,587,431

U.S. Treasury Bill - 12.41%	Principal Amount
1.065%, 12/07/2017 (f)	$51,342,000	51,240,619
TOTAL SHORT-TERM INVESTMENTS
(Cost $88,828,050)		88,828,050
Total Investments (Cost $386,915,634) - 99.70%		411,599,873
Other Assets in Excess of Liabilities - 0.30%		1,246,978
TOTAL NET ASSETS - 100.00%		$412,846,851

Percentages are stated as a percent of net assets.
(a)	Foreign Issued Security.
(b)	Non-income producing security.
(c)	Affiliate company. See Note 7.
(d)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2017, the value of these investments was $33,586,766, or 8.14% of total net assets.

(e)	Rate listed is the 7-day effective yield.
(f)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Capital Fund

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2017

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered	Unrealized
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Appreciation
of Contract	Date	be Received	Currency	be Delivered	Currency	(Depreciation)
National
Australia
Bank	10/10/2017	USD	11,920,290	EUR	11,100,000	$(1,206,656)
National
Australia
Bank	10/10/2017	USD	11,652,482	GBP	9,300,000	(814,104)
National
Australia
Bank	10/10/2017	GBP	600,000	USD	784,692	19,604
State Street
Bank	11/02/2017	USD	15,306,222	AUD	20,500,000	(766,986)
State Street
Bank	11/02/2017	AUD	250,000	USD	198,466	(2,452)
State Street
Bank	11/02/2017	AUD	12,000,000	USD	9,268,920	139,787
Bank of
New York
Mellon	02/09/2018	USD	22,011,713	CAD	28,000,000	(444,620)
						$(3,075,427)

USD - U.S. Dollars
CAD - Canadian Dollars
AUD - Australian Dollars
EUR - Euro
GBP - British Pound

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS
September 30, 2017

COMMON STOCKS - 15.24%	Shares	Value
Capital Goods - 0.13%
Cubic Corp.	5,000	$255,000

Commercial & Professional Services - 0.29%
Tetra Tech, Inc.	12,180	566,979

Consumer Durables & Apparel - 0.00%
Vista Outdoor, Inc. (a)	200	4,588

Diversified Financials - 2.25%
Dundee Corp. - Class A (a)(b)	821,295	2,106,306
Greenhill & Co, Inc.	135,826	2,254,712
		4,361,018

Insurance - 3.26%
Baldwin & Lyons, Inc. - Class B (c)	279,141	6,294,630

Materials - 0.01%
Primero Mining Corp. (a)(b)	100,000	6,608
Sandstorm Gold Ltd. (a)(b)	100	454
Wheaton Precious Metals Corp. (b)	100	1,909
		8,971

Media - 3.28%
DHX Media Ltd. (b)	1,000	4,191
Corus Entertainment, Inc. - Class B (b)	608,715	6,332,295
		6,336,486

Pharmaceuticals, Biotechnology
& Life Sciences - 0.13%
Bio-Rad Laboratories, Inc. - Class A (a)	1,113	247,331

Retailing - 0.00%
AMCON Distributing Co.	100	8,500

Software & Services - 5.89%
Amdocs Ltd. (b)	85,120	5,474,918
Syntel, Inc.	300,544	5,905,690
		11,380,608
TOTAL COMMON STOCKS (Cost $28,845,155)		29,464,111

See notes to financial statements.

Intrepid Endurance Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2017

EXCHANGE-TRADED FUND - 2.28%	Shares	Value
Diversified Financials - 2.28%
iShares Gold Trust (a)	358,000	$4,406,980
TOTAL EXCHANGE-TRADED FUND
(Cost $4,618,619)		4,406,980

CONVERTIBLE BONDS - 3.14%	Principal Amount
Materials - 2.02%
Primero Mining Corp.
5.750%, 02/28/2020 (b)(d)	$6,378,000	3,890,580

Diversified Financials - 1.12%
EZCORP, Inc.
2.125%, 06/15/2019	2,228,000	2,169,515
TOTAL CONVERTIBLE BONDS (Cost $7,500,552)		6,060,095

SHORT-TERM INVESTMENTS - 62.49%
U.S. Treasury Bills - 62.49%
1.034%, 10/12/2017 (e)	43,000,000	42,986,533
1.031%, 12/21/2017 (e)	39,000,000	38,910,407
1.033%, 01/25/2018 (e)	39,000,000	38,871,820
TOTAL SHORT-TERM INVESTMENTS
(Cost $120,768,760)		120,768,760
Total Investments (Cost $161,733,086) - 83.15%		160,699,946
Other Assets in Excess of Liabilities - 16.85%		32,571,505
TOTAL NET ASSETS - 100.00%		$193,271,451
Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Foreign Issued Security.
(c)	Affiliate company. See Note 7.
(d)
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2017, the value of these investments was $3,890,580, or 2.02% of total net assets.

(e)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Endurance Fund

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2017

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Depreciation
Bank of
Montreal	02/09/2018	USD	8,807,628	CAD	11,200,000	$(174,905)

USD - U.S. Dollars
CAD - Canadian Dollars

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS
September 30, 2017

COMMON STOCKS - 2.88%	Shares	Value
Insurance - 1.02%
Baldwin & Lyons, Inc. - Class B (a)	35,984	$811,439

Media - 1.86%
Corus Entertainment, Inc. - Class B (b)	142,300	1,480,308
TOTAL COMMON STOCKS (Cost $2,657,038)		2,291,747

PREFERRED STOCK - 0.37%
Diversified Financials - 0.37%
Dundee Corp.
5.090% (3 Month Canada Treasury Bill
CAD + 4.100%)(b)(c)	29,290	296,949
TOTAL PREFERRED STOCK (Cost $283,450)		296,949

CONVERTIBLE BONDS - 9.87%	Principal Amount
Consumer Durables & Apparel - 3.01%
Dorel Industries, Inc.
5.500%, 11/30/2019 (b)	$2,350,000	2,397,000

Diversified Financials - 2.76%
EZCORP, Inc.
2.625%, 06/15/2019	2,257,000	2,197,754

Materials - 1.19%
Primero Mining Corp.
5.750%, 02/28/2020 (b)(d)	1,548,000	944,280

Real Estate - 2.91%
Consolidated-Tomoka Land Co.
4.500%, 03/15/2020	2,150,000	2,311,250
TOTAL CONVERTIBLE BONDS (Cost $7,961,781)		7,850,284

CORPORATE BONDS - 75.48%
Capital Goods - 4.65%
Actuant Corp.
5.625%, 06/15/2022	2,326,000	2,387,057
WESCO Distribution, Inc.
5.375%, 12/15/2021	1,266,000	1,307,145
		3,694,202

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2017

CORPORATE BONDS - 75.48% (continued)	Principal Amount	Value
Commercial & Professional Services - 7.18%
FTI Consulting, Inc.
6.000%, 11/15/2022	$2,419,000	$2,497,618
Multi-Color Corp.
6.125%, 12/01/2022 (d)	3,064,000	3,214,136
		5,711,754

Consumer Durables & Apparel - 1.87%
American Outdoor Brands Corp.
5.000%, 07/15/2018 (d)	1,500,000	1,485,000

Consumer Services - 14.50%
Carrols Restaurant Group, Inc.
8.000%, 05/01/2022	1,340,000	1,423,750
Nathan’s Famous, Inc.
10.000%, 03/15/2020 (d)	3,632,000	3,795,440
Regis Corp.
5.500%, 12/02/2019 (d)	3,999,625	4,044,621
Wyndham Worldwide Corp.
2.500%, 03/01/2018	2,267,000	2,271,248
		11,535,059

Diversified Financials - 0.73%
FirstCash, Inc.
5.375%, 06/01/2024 (d)	559,000	582,757

Health Care Equipment & Services - 1.54%
Edwards Lifesciences Corp.
2.875%, 10/15/2018	1,215,000	1,227,903

Household & Personal Products - 0.83%
Central Garden & Pet Co.
6.125%, 11/15/2023	619,000	659,235

Materials - 8.13%
Ecolab, Inc.
1.450%, 12/08/2017	3,240,000	3,239,333
Silgan Holdings, Inc.
5.500%, 02/01/2022	3,146,000	3,228,583
		6,467,916

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2017

CORPORATE BONDS - 75.48% (continued)	Principal Amount	Value
Media - 4.97%
Cable One, Inc.
5.750%, 06/15/2022 (d)	$2,341,000	$2,446,345
Time Warner Cos, Inc.
7.250%, 10/15/2017	1,500,000	1,502,779
		3,949,124

Real Estate - 3.16%
Hospitality Properties Trust
6.700%, 01/15/2018	2,507,000	2,516,527

Retailing - 17.72%
Best Buy Co, Inc.
5.000%, 08/01/2018	1,575,000	1,614,982
Caleres, Inc.
6.250%, 08/15/2023	1,841,000	1,926,146
Dillard’s, Inc.
7.130%, 08/01/2018	1,600,000	1,658,879
Dollar General Corp.
1.875%, 04/15/2018	3,459,000	3,462,597
Dollar Tree, Inc.
5.250%, 03/01/2020	3,231,000	3,322,680
Expedia, Inc.
7.456%, 08/15/2018	2,011,000	2,107,227
		14,092,511

Software & Services - 5.40%
Total System Services, Inc.
2.375%, 06/01/2018	2,460,000	2,468,352
Match Group, Inc.
6.750%, 12/15/2022	988,000	1,020,110
The Western Union Co.
3.650%, 08/22/2018	790,000	803,401
		4,291,863

Technology Hardware & Equipment - 4.00%
Jabil, Inc.
8.250%, 03/15/2018	3,105,000	3,180,917

See notes to financial statements.

Intrepid Income Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2017

CORPORATE BONDS - 75.48% (continued)	Principal Amount	Value
Telecommunication Services - 0.80%
AT&T, Inc.
5.500%, 02/01/2018	$624,000	$631,923
TOTAL CORPORATE BONDS (Cost $59,852,365)		60,026,691

SHORT-TERM INVESTMENTS - 10.05%
U.S. Treasury Bills - 10.05%
United States Treasury Bill
0.957%, 10/26/2017 (e)	4,000,000	3,997,392
0.979%, 11/30/2017 (e)	4,000,000	3,993,600
TOTAL SHORT-TERM INVESTMENTS
(Cost $7,990,992)		7,990,992
Total Investments (Cost $78,745,626) - 98.65%		78,456,663
Other Assets in Excess of Liabilities - 1.35%		1,076,773
TOTAL NET ASSETS - 100.00%		$79,533,436

Percentages are stated as a percent of net assets.
(a)	Affiliate company. See Note 7.
(b)	Foreign Issued Security.
(c)	Variable rate security. The coupon rate, reference rate and spread is shown as of 09/30/2017.
(d)
Securities purchases pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2017, the value of these investments was $16,512,579, or 20.76% of total net assets.

(e)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2017

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Depreciation
Bank of
New York
Mellon	02/21/2018	USD	1,832,202	CAD	2,300,000	$(12,485)

USD - U.S. Dollars
CAD - Canadian Dollars

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS
September 30, 2017

COMMON STOCKS - 64.03%	Shares	Value
Commercial & Professional Services - 1.80%
Tetra Tech, Inc.	17,600	$819,280

Consumer Durables & Apparel - 1.44%
Coach, Inc.	16,300	656,564

Diversified Financials - 16.36%
Dundee Corp. - Class A (a)(b)	141,330	362,457
Leucadia National Corp.	63,000	1,590,750
Northern Trust Corp.	17,050	1,567,407
Oaktree Capital Group LLC	50,150	2,359,558
The Bank Of New York Mellon Corp.	29,360	1,556,667
		7,436,839

Energy - 2.69%
Contango Oil & Gas Co. (b)	51,110	257,083
Patterson-UTI Energy, Inc.	46,000	963,240
		1,220,323

Health Care Equipment & Services - 2.37%
Laboratory Corp. of America Holdings (b)	7,130	1,076,416

Insurance - 3.26%
Baldwin & Lyons, Inc. - Class B (c)	65,808	1,483,970

Materials - 1.62%
Alamos Gold, Inc. - Class A (a)	109,121	737,660

Media - 5.01%
Corus Entertainment, Inc. - Class B (a)	218,780	2,275,908

Pharmaceuticals, Biotechnology & Life Sciences - 0.86%
Bio-Rad Laboratories, Inc. - Class A (b)	1,768	392,885

Retailing - 1.27%
Dollar General Corp.	7,100	575,455

Software & Services - 9.08%
Amdocs Ltd. (a)	9,980	641,914
Teradata Corp. (b)	58,800	1,986,852
The Western Union Co.	78,000	1,497,600
		4,126,366

See notes to financial statements.

Intrepid Disciplined Value Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2017

COMMON STOCKS - 64.03% (continued)	Shares	Value
Technology Hardware & Equipment - 8.59%
Apple, Inc.	11,015	$1,697,632
Western Digital Corp.	25,565	2,208,816
		3,906,448

Telecommunication Services - 6.58%
Telephone & Data Systems, Inc.	27,838	776,402
Verizon Communications, Inc.	44,700	2,212,203
		2,988,605

Transportation - 3.10%
Royal Mail PLC (a)	274,000	1,410,626
TOTAL COMMON STOCKS (Cost $24,266,777)		29,107,345

SHORT-TERM INVESTMENT - 28.57%	Principal Amount
U.S. Treasury Bill - 28.57%
1.019%, 11/09/2017 (d)	$13,000,000	12,985,867
TOTAL SHORT-TERM INVESTMENT
(Cost $12,985,867)		12,985,867
Total Investments (Cost $37,252,644) - 92.60%		42,093,212
Other Assets in Excess of Liabilities - 7.40%		3,363,264
TOTAL NET ASSETS - 100.00%		$45,456,476

Percentages are stated as a percent of net assets.
(a)	Foreign Issued Security.
(b)	Non-income producing security.
(c)	Affiliate company. See Note 7.
(d)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid Disciplined Value Fund

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2017

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered	Unrealized
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Appreciation
of Contract	Date	be Received	Currency	be Delivered	Currency	(Depreciation)
Bank of
New York
Mellon	12/07/2017	USD	1,492,930	GBP	1,150,000	$(51,377)
Bank of
New York
Mellon	03/12/2018	USD	2,719,407	CAD	3,300,000	72,544
$21,167

USD - U.S. Dollars
GBP - British Pounds
CAD - Canadian Dollars

See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS
September 30, 2017

COMMON STOCKS - 74.97%	Shares	Value
Australia - 20.39%
Coventry Group Ltd. (a)(b)	1,580,150	$1,388,206
GUD Holdings Ltd.	85,226	728,679
LifeHealthcare Group Ltd.	475,389	868,845
Programmed Maintenance Services Ltd.	306,992	724,821
Tox Free Solutions Ltd.	414,903	813,625
		4,524,176

Canada - 19.40%
Corus Entertainment, Inc. - Class B	81,390	846,678
Dominion Diamond Corp.	31,809	451,052
Dundee Corp. - Class A (a)	405,640	1,040,311
HNZ Group, Inc. (a)(b)	86,190	880,723
Mediagrif Interactive Technologies, Inc.	19,700	212,196
Noranda Income Fund	693,780	872,959
		4,303,919

France - 6.43%
GEA	8,437	884,783
Vetoquinol SA	8,400	541,071
		1,425,854

Germany - 12.41%
Clere AG	94,693	1,215,979
Hornbach Baumarkt AG	23,128	880,181
KSB AG	1,207	657,566
		2,753,726

United Kingdom - 13.18%
Gattaca PLC	85,750	345,864
Quarto Group, Inc.	634,582	1,084,181
Royal Mail PLC	176,065	906,430
Stallergenes Greer PLC (a)	11,630	587,892
		2,924,367

United States - 3.15%
Baldwin & Lyons, Inc. - Class B (b)	31,024	699,591
TOTAL COMMON STOCKS (Cost $15,132,306)		16,631,633

See notes to financial statements.

Intrepid International Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2017

PREFERRED STOCKS - 9.39%	Shares	Value
Canada - 9.39%
Dundee Corp., 5.090%
5.090% (3 Month Canada Treasury Bill
CAD + 4.100%) (c)	137,640	$1,395,429
Dundee Corp., 7.500%	36,060	688,398
TOTAL PREFERRED STOCKS (Cost $1,940,800)		2,083,827

CONVERTIBLE BONDS - 4.44%	Principal Amount
Canada - 4.05%
Primero Mining Corp.
5.750%, 02/28/2020 (d)	$1,471,000	897,310

United States - 0.39%
EZCORP, Inc.
2.125%, 06/15/2019	88,000	85,690
TOTAL CONVERTIBLE BONDS (Cost $1,110,598)		983,000

SHORT-TERM INVESTMENT - 9.45%
U.S. Treasury Bill - 9.45%
1.197%, 06/21/2018 (e)	2,115,000	2,096,903
TOTAL SHORT-TERM INVESTMENT
(Cost $2,096,903)		2,096,903
Total Investments (Cost $20,280,607) - 98.25%		21,795,363
Other Assets in Excess of Liabilities - 1.75%		389,308
TOTAL NET ASSETS - 100.00%		$22,184,671

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)	Affiliate company. See Note 7.
(c)	Variable rate security. The coupon rate, reference rate and spread shown is as of 09/30/2017.
(d)
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2017, the value of these investments was $897,310, or 4.05% of total net assets.

(e)	Rate shown is the effective yield based on purchased price. The calculation assumes the security is held to maturity.

See notes to financial statements.

Intrepid International Fund

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2017

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered	Unrealized
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Appreciation
of Contract	Date	be Received	Currency	be Delivered	Currency	(Depreciation)
Bank of
Montreal	03/13/2018	USD	5,334,865	CAD	6,500,000	$121,334
Bank of
Montreal	03/15/2018	USD	4,537,428	AUD	5,700,000	74,639
Bank of
Montreal	03/15/2018	USD	4,558,328	EUR	3,800,000	22,867
Bank of
Montreal	03/15/2018	USD	1,061,440	GBP	800,000	(16,156)
						$202,684

USD - U.S. Dollars
CAD - Canadian Dollars
AUD - Australian Dollars
EUR - Euro
GBP - British Pound

See notes to financial statements.

Intrepid Select Fund

SCHEDULE OF INVESTMENTS
September 30, 2017

COMMON STOCKS - 76.83%	Shares	Value
Capital Goods - 2.47%
Cubic Corp.	9,023	$460,173

Commercial & Professional Services - 3.61%
Tetra Tech, Inc.	14,445	672,415

Consumer Durables & Apparel - 2.85%
Coach, Inc.	13,185	531,092

Diversified Financials - 13.94%
Dundee Corp. - Class A (a)(b)	151,185	387,732
Greenhill & Co, Inc.	38,330	636,278
Leucadia National Corp.	28,945	730,861
Oaktree Capital Group LLC	17,930	843,607
		2,598,478

Health Care Equipment & Services - 3.43%
Laboratory Corp. of America Holdings (b)	4,231	638,754

Insurance - 10.41%
Baldwin & Lyons, Inc. - Class B (c)	60,714	1,369,100
Hallmark Financial Services, Inc. (b)	49,193	571,130
		1,940,230

Materials - 2.42%
Dominion Diamond Corp. (a)	31,853	451,676

Media - 6.73%
Corus Entertainment, Inc. - Class B (a)	120,600	1,254,568

Pharmaceuticals, Biotechnology & Life Sciences - 2.55%
Bio-Rad Laboratories, Inc. - Class A (b)	2,140	475,551

Software & Services - 22.47%
Amdocs Ltd. (a)	19,895	1,279,646
Syntel, Inc.	68,535	1,346,712
Teradata Corp. (b)	32,140	1,086,011
The Western Union Co.	24,840	476,928
		4,189,297

Technology Hardware & Equipment - 3.41%
Western Digital Corp.	7,352	635,213

See notes to financial statements.

Intrepid Select Fund

SCHEDULE OF INVESTMENTS (continued)
September 30, 2017

COMMON STOCKS - 76.83% (continued)	Shares	Value
Telecommunication Services - 2.54%
Telephone & Data Systems, Inc.	17,040	$475,246
TOTAL COMMON STOCKS (Cost $12,295,013)		14,322,693

EXCHANGE-TRADED FUNDS - 6.86%
Diversified Financials - 6.86%
iShares Gold Trust (b)	63,890	786,486
iShares Silver Trust (b)	31,240	491,718
TOTAL EXCHANGE-TRADED FUNDS
(Cost $1,307,383)		1,278,204

CONVERTIBLE BONDS - 5.80%	Principal Amount
Diversified Financials - 1.57%
EZCORP, Inc.
2.125%, 06/15/2019	$300,000	292,125

Materials - 4.23%
Primero Mining Corp.
5.750%, 02/28/2020 (a)(d)	1,293,000	788,730
TOTAL CONVERTIBLE BONDS
(Cost $1,267,364)		1,080,855
Total Investments (Cost $14,869,760) - 89.49%		16,681,752
Other Assets in Excess of Liabilities - 10.51%		1,958,829
TOTAL NET ASSETS - 100.00%		$18,640,581

Percentages are stated as a percent of net assets.
(a)	Foreign Issued Security.
(b)	Non-income producing security.
(c)	Affiliate company. See Note 7.
(d)
Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of September 30, 2017, the value of these investments was $788,730, or 4.23% of total net assets.

See notes to financial statements.

Intrepid Select Fund

OPEN FORWARD CURRENCY CONTRACTS
September 30, 2017

			Amount of		Amount of
			Currency to		Currency to
	Forward		be Received		be Delivered
Counterparty	Settlement	Currency to	in Local	Currency to	in Local	Unrealized
of Contract	Date	be Received	Currency	be Delivered	Currency	Depreciation
Bank of
New York
Mellon	02/21/2018	USD	1,513,438	CAD	1,900,000	$(10,435)

USD - U.S. Dollar
CAD - Canadian Dollar

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$395,483,562	$154,405,316	$77,645,224
Affiliated issuers (see Note 7)	16,116,311	6,294,630	811,439
Income receivable	1,847,303	66,284	789,584
Receivable for fund shares sold	256,510	8,043	6,500
Receivable for investments sold	35,154	—	—
Other receivable	4,522,860	—	—
Cash	—	33,300,857	383,197
Deposit for forwards at broker	860,000	—	—
Other assets	30,822	24,623	11,404
Total assets	419,152,522	194,099,753	79,647,348

LIABILITIES:
Payable for fund shares redeemed	131,355	357,484	1,200
Payable for investments purchased	2,599,722	—	—
Depreciation on forward currency contracts	3,075,427	174,905	12,485
Payable to Investment Adviser	319,901	162,351	42,790
Payable to Trustees	9,837	5,333	1,975
Payable to Custodian	9,267	2,512	1,198
Accrued distribution fees	16,504	25,098	—
Other expenses payable	143,658	100,619	54,264
Total liabilities	6,305,671	828,302	113,912
Total net assets	$412,846,851	$193,271,451	$79,533,436

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
September 30, 2017

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
NET ASSETS CONSIST OF:
Capital Stock	$384,098,051	$191,131,310	$83,329,821
Accumulated net investment income (loss)	975,840	—	14,422
Accumulated undistributed net realized
gain (loss) on investments	6,162,791	3,348,186	(3,509,219)
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	24,685,596	(1,033,140)	(289,103)
Forward currency contracts	(3,075,427)	(174,905)	(12,485)
Total net assets	$412,846,851	$193,271,451	$79,533,436
Investor Class
Net assets	$88,404,761	$125,432,936	$—
Shares outstanding	7,417,107	8,672,120	—
Institutional Class
Net assets	324,442,090	67,838,515	79,533,436
Shares outstanding	27,218,639	4,581,685	8,564,291
Total shares outstanding (unlimited
shares of no par value authorized)	34,635,746	13,253,805	8,564,291
Investor Class Net asset value, offering
and redemption price per share(2)	$11.92	$14.46	$—
Institutional Class Net asset value, offering
and redemption price per share(2)	$11.92	$14.81	$9.29

(1) Cost of Investments
Unaffiliated Issuers	$370,296,899	$155,324,972	$77,924,186
Affiliated issuers (see Note 7)	16,618,735	6,408,114	821,440

(2) If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
September 30, 2017

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
ASSETS:
Investments, at value(1)
Unaffiliated issuers	$40,609,242	$18,826,843	$15,312,652
Affiliated issuers (see Note 7)	1,483,970	2,968,520	1,369,100
Income receivable	27,640	180,395	21,195
Receivable for fund shares sold	—	—	9,953
Receivable for investments sold	—	8,524	—
Cash	3,147,918	751,765	1,970,726
Appreciation on forward currency contracts	21,167	202,684	—
Deposit for forwards at broker	260,000	—	—
Other assets	12,997	4,321	12,686
Total assets	45,562,934	22,943,052	18,696,312
LIABILITIES:
Payable for fund shares redeemed	25,185	—	—
Payable for investment securities purchased	—	685,590	—
Depreciation on forward currency contracts	—	—	10,435
Payable to Investment Adviser	30,639	5,596	3,816
Payable to Trustees	1,176	476	366
Payable to Custodian	728	8,416	406
Accrued distribution fees	3,040	18,214	3,494
Other expenses payable	45,690	40,089	37,214
Total liabilities	106,458	758,381	55,731
Total net assets	$45,456,476	$22,184,671	$18,640,581

See notes to financial statements.

Intrepid Funds

STATEMENT OF ASSETS AND LIABILITIES (continued)
September 30, 2017

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
NET ASSETS CONSIST OF:
Capital Stock	$40,365,944	$20,747,619	$16,456,459
Accumulated net investment income (loss)	66,530	(478,309)	98,263
Accumulated undistributed net realized
gain (loss) on investments	162,267	194,024	284,302
Unrealized appreciation (depreciation) on:
Investments and foreign currency translation	4,840,568	1,518,653	1,811,992
Forward currency contracts	21,167	202,684	(10,435)
Total net assets	$45,456,476	$22,184,671	$18,640,581
Investor Class
Net assets	$45,456,476	$22,184,671	18,640,581
Shares outstanding	4,175,515	2,133,628	1,622,996
Total shares outstanding (unlimited
shares of no par value authorized)	4,175,515	2,133,628	1,622,996
Investor Class Net asset value, offering
and redemption price per share(2)	$10.89	$10.40	$11.49

(1) Cost of Investments
Unaffiliated Issuers	$35,772,094	$17,818,639	$13,440,359
Affiliated issuers (see Note 7)	1,480,550	2,461,968	1,429,401

(2) If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within 30 days of purchase.

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS
For the year ended September 30, 2017

	Intrepid	Intrepid	Intrepid
	Capital Fund	Endurance Fund	Income Fund
INVESTMENT INCOME:
Dividend income(1)
Unaffiliated issuers	$4,288,319	$1,117,482	$221,718
Affiliated issuers (See Note 7)	231,412	222,386	22,564
Interest income	6,567,938	1,565,333	2,805,346
Total investment income	11,087,669	2,905,201	3,049,628
Advisory fees (See Note 3)	4,091,598	2,280,545	604,880
Administration fees	299,124	166,925	59,190
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	266,855	396,941	—
Fund accounting fees	155,361	82,931	34,357
Shareholder servicing fees and expenses	83,066	68,978	25,076
Custody fees	52,476	14,544	5,938
Trustees fees and expenses	36,215	18,529	6,791
Federal and state registration	35,788	31,596	19,524
Audit fees	32,319	32,319	32,319
Reports to shareholders	28,489	21,570	4,004
Insurance	20,808	14,964	4,928
Legal fees	13,108	13,054	11,440
Miscellaneous	9,594	6,062	2,617
Interest fees	—	—	29
Total expenses before Adviser waiver	5,124,801	3,148,958	811,093
Expenses waived by Adviser (See Note 3)	(152,608)	(129,391)	(85,208)
Total net expenses	4,972,193	3,019,567	725,885
Net investment income (loss)	6,115,476	(114,366)	2,323,743
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	10,174,032	6,450,309	(226,756)
Forward currency contracts	2,873,609	(8,081)	(64,362)
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	13,379,803	(5,203,476)	334,312
Forward currency contracts	(5,015,506)	(426,660)	(24,963)
Net realized and unrealized gain	21,411,938	812,092	18,231
Net increase in net assets
resulting from operations	$27,527,414	$697,726	$2,341,974

(1) Net of foreign taxes withheld	$240,186	$137,357	$21,819

See notes to financial statements.

Intrepid Funds

STATEMENT OF OPERATIONS (continued)
For the year ended September 30, 2017

	Intrepid	Intrepid
	Disciplined	International	Intrepid
	Value Fund	Fund	Select Fund
INVESTMENT INCOME:
Dividend income(1)
Unaffiliated issuers	$538,239	$862,639	$212,243
Affiliated issuers (See Note 7)	35,368	5,132	40,846
Interest income	68,371	62,059	149,362
Total investment income	641,978	929,830	402,451
Advisory fees (See Note 3)	488,194	193,452	160,822
Distribution (12b-1) fees -
Investor Class Only (See Note 4)	40,800	48,363	40,206
Administration fees	36,172	15,069	12,334
Audit fees	32,319	32,319	32,319
Shareholder servicing fees and expenses	22,962	20,541	20,341
Federal and state registration	19,244	19,890	18,440
Fund accounting fees	18,901	12,674	7,526
Legal fees	13,759	13,961	9,819
Reports to shareholders	4,391	1,854	4,867
Trustees fees and expenses	4,207	1,773	1,485
Custody fees	3,635	49,676	2,777
Insurance	2,831	729	641
Miscellaneous	1,871	3,034	3,120
Total expenses before Adviser waiver	689,286	413,335	314,697
Expenses waived by Adviser (See Note 3)	(54,608)	(142,502)	(89,546)
Total net expenses	634,678	270,833	225,151
Net investment income	7,300	658,997	177,300
NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments and foreign currency translation	988,312	506,592	595,779
Investments in affiliated issuers (See Note 7)	—	(161,149)	(5,755)
Forward currency contracts	(209,044)	(762,707)	(63,274)
Purchased options contracts	—	—	(109,929)
Net change in unrealized
appreciation (depreciation) on:
Investments and foreign currency translation	2,361,427	992,145	801,367
Forward currency contracts	34,996	231,013	(26,878)
Purchased options contracts	—	—	56,139
Net realized and unrealized gain	3,175,691	805,894	1,247,449
Net increase in net assets resulting
from operations	$3,182,991	$1,464,891	$1,424,749

(1) Net of foreign taxes withheld	$27,845	$121,808	$21,372

See notes to financial statements.

Intrepid Capital Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
OPERATIONS:
Net investment income	$6,115,476	$6,678,864
Net realized gain on investments
and foreign currency translation	13,047,641	10,375,898
Net change in unrealized appreciation	8,364,297	22,390,537
Net increase in assets
resulting from operations	27,527,414	39,445,299

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	(2,118,775)	(2,992,796)
From net investment income - Institutional Class	(6,749,255)	(5,326,153)
From net realized gain - Investor Class	(2,292,178)	(5,281)
From net realized gain - Institutional Class	(5,793,689)	(6,622)
Total distributions	(16,953,897)	(8,330,852)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	12,512,519	12,446,725
Proceeds from shares sold - Institutional Class	63,398,511	135,478,379
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	4,271,425	2,870,073
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	9,679,669	3,780,361
Cost of shares redeemed - Investor Class(1)	(41,417,095)	(65,496,789)
Cost of shares redeemed - Institutional Class(2)	(32,261,163)	(65,881,576)
Net increase in net assets
from capital share transactions	16,183,866	23,197,173

TOTAL INCREASE IN NET ASSETS	26,757,383	54,311,620

NET ASSETS:
Beginning of year	386,089,468	331,777,848
End of year (including accumulated net
investment income of $975,840 and $923,826)	$412,846,851	$386,089,468

(1)	Net of redemption fees of $466 and $1,663, respectively.
(2)	Net of redemption fees of $27 and $4,625, respectively.

See notes to financial statements.

Intrepid Endurance Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
OPERATIONS:
Net investment loss	$(114,366)	$(546,808)
Net realized gain on investments
and foreign currency translation	6,442,228	4,782,314
Net change in unrealized
appreciation (depreciation)	(5,630,136)	14,299,092
Net increase in assets
resulting from operations	697,726	18,534,598

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income - Investor Class	—	(2,562,801)
From net investment income - Institutional Class	(12,431)	(1,007,410)
From net realized gain - Investor Class	(1,679,019)	—
From net realized gain - Institutional Class	(682,158)	—
Total distributions	(2,373,608)	(3,570,211)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Investor Class	17,981,541	20,338,682
Proceeds from shares sold - Institutional Class	5,955,334	9,572,307
Proceeds from shares issued to holders in
reinvestment of dividends - Investor Class	1,643,000	2,516,140
Proceeds from shares issued to holders in
reinvestment of dividends - Institutional Class	640,492	875,565
Cost of shares redeemed - Investor Class(1)	(73,815,581)	(69,687,297)
Cost of shares redeemed - Institutional Class(2)	(10,997,685)	(27,322,716)
Net decrease in net assets
from capital share transactions	(58,592,899)	(63,707,319)

TOTAL DECREASE IN NET ASSETS	(60,268,781)	(48,742,932)

NET ASSETS:
Beginning of year	253,540,232	302,283,164
End of year (including accumulated net
investment income of $0 and $0)	$193,271,451	$253,540,232

(1)	Net of redemption fees of $4,788 and $5,368, respectively.
(2)	Net of redemption fees of $143 and $22, respectively.

See notes to financial statements.

Intrepid Income Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
OPERATIONS:
Net investment income	$2,323,743	$2,430,578
Net realized gain (loss) on investments
and foreign currency translation	(291,118)	263,978
Net change in unrealized appreciation	309,349	2,176,594
Net increase in assets
resulting from operations	2,341,974	4,871,150

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,310,320)	(2,801,334)
From net realized gain	—	—
Total distributions	(2,310,320)	(2,801,334)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,537,059	5,789,500
Proceeds from shares issued to holders in
reinvestment of dividends	2,176,087	2,616,417
Cost of shares redeemed	(7,970,891)	(15,703,723)
Net decrease in net assets
from capital share transactions	(257,745)	(7,297,806)

TOTAL DECREASE IN NET ASSETS	(226,091)	(5,227,990)

NET ASSETS:
Beginning of year	79,759,527	84,987,517
End of year (including accumulated
net investment income (loss) of
$14,422 and $(1,349))	$79,533,436	$79,759,527

See notes to financial statements.

Intrepid Disciplined Value Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
OPERATIONS:
Net investment income	$7,300	$301,940
Net realized gain on investments
and foreign currency translation	779,268	1,470,410
Net change in unrealized appreciation	2,396,423	3,394,359
Net increase in assets
resulting from operations	3,182,991	5,166,709

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(266,049)	(175,496)
From net realized gain	(1,703,809)	(2,006,232)
Total distributions	(1,969,858)	(2,181,728)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,827,908	5,402,770
Proceeds from shares issued to holders in
reinvestment of dividends	1,943,927	2,156,213
Cost of shares redeemed(1)	(9,519,831)	(7,482,964)
Net increase (decrease) in net assets
from capital share transactions	(3,747,996)	76,019

TOTAL INCREASE (DECREASE)
IN NET ASSETS	(2,534,863)	3,061,000

NET ASSETS:
Beginning of year	47,991,339	44,930,339
End of year (including accumulated net
investment income of $66,530 and $222,750)	$45,456,476	$47,991,339

(1)	Net of redemption fees of $3 and $192, respectively.

See notes to financial statements.

Intrepid International Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
OPERATIONS:
Net investment income	$658,997	$473,020
Net realized gain (loss) on investments
and foreign currency translation	(417,264)	276,894
Net change in unrealized appreciation	1,223,158	726,443
Net increase in assets
resulting from operations	1,464,891	1,476,357

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(635,320)	(637,422)
From net realized gain	(125,755)	(154,652)
Total distributions	(761,075)	(792,074)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	8,112,596	8,495,163
Proceeds from shares issued to holders in
reinvestment of dividends	754,574	792,074
Cost of shares redeemed(1)	(4,434,264)	(496,716)
Net increase in net assets
from capital share transactions	4,432,906	8,790,521

TOTAL INCREASE IN NET ASSETS	5,136,722	9,474,804

NET ASSETS:
Beginning of year	17,047,949	7,573,145
End of year (including accumulated net
investment income (loss) of
$(478,309) and $192,021)	$22,184,671	$17,047,949

(1)	Net of redemption fees of $965 and $726, respectively.

See notes to financial statements.

Intrepid Select Fund

STATEMENTS OF CHANGES IN NET ASSETS (continued)

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
OPERATIONS:
Net investment income	$177,300	$92,268
Net realized gain on investments
and foreign currency translation	416,821	737,078
Net change in unrealized appreciation	830,628	1,059,377
Net increase in assets
resulting from operations	1,424,749	1,888,723

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(130,813)	(9,538)
From net realized gain	(901,846)	—
Total distributions	(1,032,659)	(9,538)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	10,086,033	8,880,314
Proceeds from shares issued to holders in
reinvestment of dividends	1,032,235	9,538
Cost of shares redeemed(1)	(4,700,532)	(328,322)
Net increase in net assets
from capital share transactions	6,417,736	8,561,530

TOTAL INCREASE IN NET ASSETS	6,809,826	10,440,715

NET ASSETS:
Beginning of year	11,830,755	1,390,040
End of year (including accumulated net
investment income of $98,263 and $51,975)	$18,640,581	$11,830,755

(1)	Net of redemption fees of $64 and $721, respectively.

See notes to financial statements.

Intrepid Capital Fund – Investor Class

FINANCIAL HIGHLIGHTS

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2017	2016		2015	2014	2013
NET ASSET VALUE:
Beginning of year	$11.62	$10.56		$12.69	$12.23	$11.69

OPERATIONS:
Net investment income(1)	0.16	0.26		0.18	0.12	0.18
Net realized and unrealized gain (loss)
on investment securities	0.62	1.07		(1.00)	1.09	0.93
Total from operations(2)	0.78	1.33		(0.82)	1.21	1.11

LESS DISTRIBUTIONS:
From net investment income	(0.24)	(0.27)		(0.19)	(0.12)	(0.17)
From net realized gains	(0.24)	(0.00	)(3)	(1.12)	(0.63)	(0.40)
Total distributions	(0.48)	(0.27)		(1.31)	(0.75)	(0.57)

NET ASSET VALUE:
End of year	$11.92	$11.62		$10.56	$12.69	$12.23
Total return	6.86%	12.87%		(7.17)%	10.23%	9.89%
Net assets at end of year
(000s omitted)	$88,405	$110,395		$149,504	$238,691	$228,500

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.44%	1.45%		1.42%	1.41%	1.42%
After expense
reimbursement/recoupment	1.40%	1.40%		1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.26%	1.97%		1.45%	0.97%	1.37%
After expense
reimbursement/recoupment	1.30%	2.02%		1.47%	0.98%	1.39%
Portfolio turnover rate	47%	43%		54%	73%	57%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2017, 2016, 2015, 2014 and 2013.
(3)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid Capital Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2017	2016		2015	2014	2013
NET ASSET VALUE:
Beginning of year	$11.62	$10.56		$12.69	$12.24	$11.70

OPERATIONS:
Net investment income(1)	0.19	0.24		0.22	0.15	0.19
Net realized and unrealized gain (loss)
on investment securities	0.62	1.12		(1.00)	1.08	0.95
Total from operations(2)	0.81	1.36		(0.78)	1.23	1.14

LESS DISTRIBUTIONS:
From net investment income	(0.27)	(0.30)		(0.23)	(0.15)	(0.20)
From net realized gains	(0.24)	(0.00	)(3)	(1.12)	(0.63)	(0.40)
Total distributions	(0.51)	(0.30)		(1.35)	(0.78)	(0.60)

NET ASSET VALUE:
End of year	$11.92	$11.62		$10.56	$12.69	$12.24
Total return	7.13%	13.16%		(6.92)%	10.41%	10.18%
Net assets at end of year
(000s omitted)	$324,442	$275,694		$182,274	$233,759	$189,630

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.19%	1.20%		1.17%	1.16%	1.17%
After expense
reimbursement/recoupment	1.15%	1.15%		1.15%	1.15%	1.15%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.52%	2.13%		1.72%	1.23%	1.67%
After expense
reimbursement/recoupment	1.56%	2.18%		1.74%	1.24%	1.69%
Portfolio turnover rate	47%	43%		54%	73%	57%
(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2017, 2016, 2015, 2014 and 2013.
(3)	The amount represents less than $0.01 per share.

See notes to financial statements.

Intrepid Endurance Fund – Investor Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,

	2017	2016	2015	2014	2013
NET ASSET VALUE:
Beginning of year	$14.55	$13.70	$16.18	$15.91	$15.80

OPERATIONS:
Net investment loss(1)	(0.07)	(0.05)	(0.17)	(0.22)	(0.12)
Net realized and unrealized gain (loss)
on investment securities	0.12	1.08	(0.71)	1.17	1.48
Total from operations(2)	0.05	1.03	(0.88)	0.95	1.36

LESS DISTRIBUTIONS:
From net investment income	—	(0.18)	—	—	—
From net realized gains	(0.14)	—	(1.60)	(0.68)	(1.25)
Total distributions	(0.14)	(0.18)	(1.60)	(0.68)	(1.25)

NET ASSET VALUE:
End of year	$14.46	$14.55	$13.70	$16.18	$15.91
Total return	0.36%	7.63%	(6.03)%	6.08%	9.25%
Net assets at end of year
(000s omitted)	$125,433	$181,001	$216,933	$421,714	$566,624

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.46%	1.46%	1.42%	1.40%	1.42%
After expense
reimbursement/recoupment	1.40%	1.40%	1.40%	1.40%	1.40%

RATIO OF NET INVESTMENT
LOSS TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.18)%	(0.34)%	(0.67)%	(1.11)%	(0.72)%
After expense
reimbursement/recoupment	(0.12)%	(0.28)%	(0.65)%	(1.11)%	(0.70)%
Portfolio turnover rate	43%	40%	75%	38%	30%

(1)	Net investment loss per share is calculated using the ending accumulated net investment loss balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the five years ended September 30, 2017, 2016, 2015, 2014 and 2013.

See notes to financial statements.

Intrepid Endurance Fund – Institutional Class

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,
	2017		2016		2015	2014	2013
NET ASSET VALUE:
Beginning of year	$14.86		$13.97		$16.42	$16.09	$15.93

OPERATIONS:
Net investment income (loss)(1)(2)	0.03		(0.00	)(3)	(0.06)	(0.16)	(0.09)
Net realized and unrealized gain (loss)
on investment securities	0.06		1.08		(0.79)	1.17	1.50
Total from operations(4)	0.09		1.08		(0.85)	1.01	1.41

LESS DISTRIBUTIONS:
From net investment income	(0.00	)(3)	(0.19)		—	—	—
From net realized gains	(0.14)		—		(1.60)	(0.68)	(1.25)
Total distributions	(0.14)		(0.19)		(1.60)	(0.68)	(1.25)

NET ASSET VALUE:
End of year	$14.81		$14.86		$13.97	$16.42	$16.09
Total return	0.64%		7.85%		(5.68)%	6.39%	9.51%
Net assets at end of year
(000s omitted)	$67,839		$72,539		$85,350	$238,722	$108,728

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.21%		1.21%		1.17%	1.15%	1.17%
After expense
reimbursement/recoupment	1.15%		1.15%		1.15%	1.15%	1.15%

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.07%		(0.09)%		(0.44)%	(0.85)%	(0.47)%
After expense
reimbursement/recoupment	0.13%		(0.03)%		(0.42)%	(0.85)%	(0.45)%
Portfolio turnover rate	43%		40%		75%	38%	30%

(1)
Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences for each of the four years ended September 30, 2017, 2015, 2014 and 2013.

(2)	Net investment loss per share is calculated using the average shares outstanding method for the year ended September 30, 2016.
(3)	The amount represents less than $0.01 per share.
(4)	Total from investment operations per share includes redemption fees of less than $0.01 for each of the five years ended September 30, 2017, 2016, 2015, 2014 and 2013.

See notes to financial statements.

Intrepid Income Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,

	2017		2016	2015	2014		2013
NET ASSET VALUE:
Beginning of year	$9.29		$9.02	$9.65	$9.66		$9.80

OPERATIONS:
Net investment income(1)	0.27		0.28	0.30	0.28		0.30
Net realized and unrealized gain (loss)
on investment securities	(0.00	)(2)	0.31	(0.56)	0.04		(0.01)
Total from operations(3)	0.27		0.59	(0.26)	0.32		0.29

LESS DISTRIBUTIONS:
From net investment income	(0.27)		(0.32)	(0.30)	(0.28)		(0.33)
From net realized gains	—		—	(0.07)	(0.05)		(0.10)
Total distributions	(0.27)		(0.32)	(0.37)	(0.33)		(0.43)

NET ASSET VALUE:
End of year	$9.29		$9.29	$9.02	$9.65		$9.66
Total return	2.92%		6.76%	(2.76)%	3.38%		3.03%
Net assets at end of year
(000s omitted)	$79,533		$79,760	$84,988	$106,360		$74,828

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.01%		1.01%	0.96%	0.95	%(4)	0.98%
After expense
reimbursement/recoupment	0.90%		0.90%	0.90%	0.90	%(4)	0.90%

RATIO OF NET INVESTMENT
INCOME TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	2.77%		2.97%	3.05%	2.85	%(5)	2.96%
After expense
reimbursement/recoupment	2.88%		3.08%	3.11%	2.90	%(5)	3.04%
Portfolio turnover rate	49%		52%	51%	53%		78%

(1)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	The amount represents less than $0.01 per share.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the two years ended September 30, 2014 and 2013.
(4)
Excludes expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 0.98% and 0.93%, respectively.

(5)
Excludes income and expenses related to the Investor Class that was merged into the Institutional Class on January 31, 2014. With the inclusion of these expenses, the ratio would have been 2.83% and 2.88%, respectively.

See notes to financial statements.

Intrepid Disciplined Value Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:

	Year Ended September 30,

	2017	2016	2015	2014	2013
NET ASSET VALUE:
Beginning of year	$10.62	$9.98	$11.22	$11.11	$10.48

OPERATIONS:
Net investment income (loss)(1)	0.00 (2)	0.07	(0.01)	(0.06)	0.03
Net realized and unrealized gain (loss)
on investment securities	0.70	1.07	(0.31)	1.08	1.36
Total from operations(3)	0.70	1.14	(0.32)	1.02	1.39

LESS DISTRIBUTIONS:
From net investment income	(0.06)	(0.04)	—	—	(0.07)
From net realized gains	(0.37)	(0.46)	(0.92)	(0.91)	(0.69)
Total distributions	(0.43)	(0.50)	(0.92)	(0.91)	(0.76)

NET ASSET VALUE:
End of year	$10.89	$10.62	$9.98	$11.22	$11.11
Total return	6.80%	11.91%	(3.32)%	9.69%	14.27%
Net assets at end of year
(000s omitted)	$45,456	$47,991	$44,930	$46,137	$41,374

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.41%	1.34%	1.31%	1.57%	1.59%
After expense
reimbursement/recoupment	1.30%	1.30%	1.30%	1.33%	1.40%

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	(0.10%)	0.62%	(0.14)%	(0.78)%	0.03%
After expense
reimbursement/recoupment	0.01%	0.66%	(0.13)%	(0.54)%	0.22%
Portfolio turnover rate	13%	32%	71%	66%	30%

(1)	Net investment income (loss) per share is calculated using the ending accumulated net investment income (loss) balances prior to consideration or adjustment for permanent book-to-tax differences.
(2)	The amount represents less than $0.01 per share.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the three years ended September 30, 2017, 2016 and 2014.

See notes to financial statements.

Intrepid International Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year Ended	Year Ended	December 30, 2014(1)
	September 30,	September 30,	through
	2017	2016	September 30, 2015
NET ASSET VALUE:
Beginning of period	$10.16	$9.95	$10.00

OPERATIONS:
Net investment income(2)	0.36	0.51	0.06
Net realized and unrealized gain (loss)
on investment securities	0.32	0.60	(0.11)
Total from operations(3)	0.68	1.11	(0.05)

LESS DISTRIBUTIONS:
From net investment income	(0.37)	(0.72)	—
From net realized gains	(0.07)	(0.18)	—
Total distributions	(0.44)	(0.90)	—

NET ASSET VALUE:
End of period	$10.40	$10.16	$9.95
Total return	7.05%	12.67%	(0.50	)%(4)
Net assets at end of period
(000s omitted)	$22,185	$17,048	$7,573

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	2.14%	2.50%	4.07	%(5)
After expense
reimbursement/recoupment	1.40%	1.40%	1.40	%(5)

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	2.67%	3.46%	(1.47	)%(5)
After expense
reimbursement/recoupment	3.41%	4.56%	1.20	%(5)
Portfolio turnover rate	51%	33%	32	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the two years ended September 30, 2017 and 2016.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Select Fund

FINANCIAL HIGHLIGHTS (continued)

Per share data for a share of capital stock outstanding for the entire period and selected information for the period are as follows:

	Year Ended	Year Ended	July 31, 2015(1)
	September 30,	September 30,	through
	2017	2016	September 30, 2015
NET ASSET VALUE:
Beginning of period	$11.43	$9.17	$10.00

OPERATIONS:
Net investment income(2)	0.12	0.08	0.02
Net realized and unrealized gain (loss)
on investment securities	0.78	2.20	(0.85)
Total from operations(3)	0.90	2.28	(0.83)

LESS DISTRIBUTIONS:
From net investment income	(0.11)	(0.02)	—
From net realized gains	(0.73)	—	—
Total distributions	(0.84)	(0.02)	—

NET ASSET VALUE:
End of period	$11.49	$11.43	$9.17
Total return	8.49%	24.89%	(8.30	)%(4)
Net assets at end of period
(000s omitted)	$18,641	$11,831	$1,390

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	1.96%	3.02%	21.45	%(5)
After expense
reimbursement/recoupment	1.40%	1.40%	1.40	%(5)

RATIO OF NET INVESTMENT INCOME
(LOSS) TO AVERAGE NET ASSETS:
Before expense
reimbursement/recoupment	0.55%	(0.30)%	(18.42	)%(5)
After expense
reimbursement/recoupment	1.11%	1.32%	1.63	%(5)
Portfolio turnover rate	29%	64%	1	%(4)

(1)	Commencement of Operations.
(2)	Net investment income per share is calculated using the ending accumulated net investment income balances prior to consideration or adjustment for permanent book-to-tax differences.
(3)	Total from investment operations per share includes redemption fees of less than $0.01 per share for each of the two years ended September 30, 2017 and 2016.
(4)	Not annualized.
(5)	Annualized.

See notes to financial statements.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS
September 30, 2017

1.	ORGANIZATION
Intrepid Capital Management Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on August 27, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies.  At September 30, 2017, the Trust consisted of six series (the “Funds”): Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund.  The Intrepid Capital Fund’s Investor Class commenced operations on January 3, 2005, the Intrepid Capital Fund’s Institutional Class commenced operations on April 30, 2010, the Intrepid Endurance Fund’s Investor Class commenced operations on October 3, 2005, the Intrepid Endurance Fund’s Institutional Class commenced operations on November 3, 2009, the Intrepid Income Fund’s Investor Class commenced operations on July 2, 2009 and ceased operations on January 31, 2014.  Effective as of the close of business on January 31, 2014 all Investor Class shares of the Intrepid Income Fund were converted into Institutional Class shares.  The Intrepid Income Fund’s Institutional Class commenced operations on August 16, 2010, the Intrepid Disciplined Value Fund’s Investor Class commenced operations on October 31, 2007, the Intrepid International Fund’s Investor Class commenced operations on December 30, 2014, and the Intrepid Select Fund’s Investor Class commenced operations on July 31, 2015.  The Intrepid Disciplined Value Fund’s, the Intrepid International Fund’s, and the Intrepid Select Fund’s Institutional Class are not available for sale.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States (“GAAP”).  The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Investment Companies.

Valuation of Securities

The Trust has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the year.  These inputs are summarized in the three broad levels listed below.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

Equity investments, including common stocks, foreign issued common stocks, exchange-traded funds, closed end mutual funds, real estate investments trusts and certain preferred securities, which are traded on an exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price reported by the exchange on which the securities are primarily traded on the day of valuation.  Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price.  If there are no sales on a given day for securities traded on an exchange, the latest bid quotation will be used.  If there is no Nasdaq Official Closing Price for a Nasdaq-listed security or sale price available for an over-the-counter security, the latest bid quotations from Nasdaq will be used.  When using the market quotations or closing price provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security.  When using the latest bid quotation, the security will be classified as Level 2.

Investment in mutual funds, including money market funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds and will be classified as Level 1 securities.

Debt securities, such as corporate bonds, convertible bonds, senior loans, and U.S. government agency issues for which market quotations are not readily available may be valued based on information supplied by independent pricing services using matrix pricing formulas and/or independent broker bid quotations.  Debt securities with remaining maturities of 60 days or less may be valued on an amortized cost basis to the extent it is equivalent to fair value, which involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating rates on the fair value of the instrument.  Amortized cost will not be used if it does not approximate fair value, due to credit or other impairments of the issuer.  These securities will generally be classified as Level 2 securities.

Options can diverge from the prices of their underlying instruments.  These are valued at the composite last price reported by the exchange on which the options are primarily traded on the day of the valuation and are classified as Level 1.  If there is no composite last price on a given day the latest bid will be used.  When using the latest bid quotation, these contracts are classified as Level 2.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

Forward currency contracts derive their value from the underlying currency prices.  These are valued by a pricing service using pricing models.  The models use inputs that are observed from active markets, such as exchange rates.  These contracts are classified as Level 2.

Futures contracts are valued at the last sale price at the close of trading on the relevant exchange or board of trade.  If there was no sale on the applicable exchange or board of trade on such day, they are valued at the average of the quoted bid and asked prices as of the close of such exchange or board of trade.  When using the market quotations and when the market is considered active, the contract will be classified as Level 1.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Funds’ adviser pursuant to procedures established under the general supervision and responsibility of the Funds’ Board of Trustees and will be classified as Level 3 assets.

The inputs of methodology used for valuing securities may not be an indication of the risk associated with investing in those securities.

As of September 30, 2017, the Funds’ assets and liabilities carried at fair value were classified as follows:

Intrepid Capital Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$188,486,159	$—	$—	$188,486,159
Total Convertible Bonds*	—	12,019,546	—	12,019,546
Total Corporate Bonds*	—	122,266,118	—	122,266,118
Money Market Fund*	37,587,431	—	—	37,587,431
U.S. Treasury Bill*	—	51,240,619	—	51,240,619
Net Unrealized
Appreciation on
Forward Currency
Contracts	—	159,391	—	159,391
Total Assets	$226,073,590	$185,685,674	$—	$411,759,264
Liabilities
Net Unrealized
Depreciation on
Forward Currency
Contracts	$—	$(3,234,818)	$—	$(3,234,818)
Total Liabilities	$—	$(3,234,818)	$—	$(3,234,818)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

Intrepid Endurance Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks
Capital Goods	$255,000	$—	$—	$255,000
Commercial &
Professional Services	566,979	—	—	566,979
Consumer Durables
& Apparel	4,588	—	—	4,588
Diversified Financials	4,361,018	—	—	4,361,018
Insurance	6,294,630	—	—	6,294,630
Materials	8,971	—	—	8,971
Media	6,336,486	—	—	6,336,486
Pharmaceuticals,
Biotechnology &
Life Sciences	247,331	—	—	247,331
Retailing	—	8,500	—	8,500
Software & Services	11,380,608	—	—	11,380,608
Total Common Stocks	29,455,611	8,500	—	29,464,111
Total Exchange-
Traded Fund*	4,406,980	—	—	4,406,980
Total Convertible Bonds*	—	6,060,095	—	6,060,095
U.S. Treasury Bills*	—	120,768,760	—	120,768,760
Total Assets	$33,862,591	$126,837,355	$—	$160,699,946
Liabilities
Net Unrealized
Depreciation on
Forward Currency
Contract	$—	$(174,905)	$—	$(174,905)
Total Liabilities	$—	$(174,905)	$—	$(174,905)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

Intrepid Income Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$2,291,747	$—	$—	$2,291,747
Total Preferred Stock*	296,949	—	—	296,949
Total Convertible Bonds*	—	7,850,284	—	7,850,284
Total Corporate Bonds*	—	60,026,691	—	60,026,691
U.S. Treasury Bills*	—	7,990,992	—	7,990,992
Total Assets	$2,588,696	$75,867,967	$—	$78,456,663
Liabilities
Net Unrealized
Depreciation on
Forward Currency
Contract	$—	$(12,485)	$—	$(12,485)
Total Liabilities	$—	$(12,485)	$—	$(12,485)

Intrepid Disciplined Value Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$29,107,345	$—	$—	$29,107,345
U.S. Treasury Bill*	—	12,985,867	—	12,985,867
Net Unrealized
Appreciation on
Forward Currency
Contract	—	72,544	—	72,544
Total Assets	$29,107,345	$13,058,410	$—	$42,165,756
Liabilities
Net Unrealized
Depreciation on
Forward Currency
Contract	$—	$(51,377)	$—	$(51,377)
Total Liabilities	$—	$(51,377)	$—	$(51,377)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

Intrepid International Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$16,631,633	$—	$—	$16,631,633
Total Preferred Stocks*	2,083,827	—	—	2,083,827
Total Convertible Bonds*	—	983,000	—	983,000
U.S. Treasury Bill*	—	2,096,903	—	2,096,903
Net Unrealized
Appreciation on
Forward Currency
Contracts	—	218,840	—	218,840
Total Assets	$18,715,460	$3,298,743	$—	$22,014,203
Liabilities
Net Unrealized
Depreciation on
Forward Currency
Contract	$—	$(16,156)	$—	$(16,156)
Total Liabilities	$—	$(16,156)	$—	$(16,156)

Intrepid Select Fund
Description	Level 1	Level 2	Level 3	Total
Assets
Total Common Stocks*	$14,322,693	$—	$—	$14,322,693
Total Exchange-
Traded Funds*	1,278,204	—	—	1,278,204
Total Convertible Bonds*	—	1,080,855	—	1,080,855
Total Assets	$15,600,897	$1,080,855	$—	$16,681,752
Liabilities
Net Unrealized
Depreciation on
Forward Currency
Contract	$—	$(10,435)	$—	$(10,435)
Total Liabilities	$—	$(10,435)	$—	$(10,435)

*	For further information regarding security characteristics, please see the Schedules of Investments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

Below is a reconciliation that details the transfer of securities between Level 1 and Level 2 during the reporting year:

Intrepid
International
Fund
Transfer Into Level 1	$651,382
Transfer Out of Level 1	—
Net Transfer Into/(Out of) Level 1	651,382
Transfers Into Level 2	—
Transfers Out of Level 2	(651,382)
Net Transfers Into/(Out of) Level 2	$(651,382)

The movement from Level 2 to Level 1 in the International Fund was due to the use of a closing price for an equity security provided by the pricing service because the market was considered active.

There were no transfers of securities between Level 1 and Level 2 during the reporting period for the Intrepid Capital Fund, Intrepid Endurance Fund Intrepid Income Fund, Intrepid Disciplined Value Fund or Intrepid Select Fund. The Funds did not hold any investments during the year ended September 30, 2017 with significant unobservable inputs which would be classified as Level 3. Transfer between levels are recognized at the end of the reporting year.

Derivative Instruments and Hedging Activities

The Funds’ adviser may use derivative instruments, such as forward currency contracts, as a means to manage exposure to different types of risk, including market risk and exchange rate risk, and to gain exposure to underlying securities. During the year ended September 30, 2017, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund held derivative instruments.

Options Contracts

The Intrepid Select Fund used options to gain exposure to the underlying security.  The use of these contracts does not create leverage in the Funds.

No purchased put options contracts were outstanding as of September 30, 2017.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

Effect of Options on the Statement of Operations for the year ended September 30, 2017

Purchased Options

	Change in unrealized	Realized loss on
	appreciation on purchased	purchased put
	put options contracts	options contracts
Intrepid Select Fund	$56,139	$(109,929)

The average monthly value of purchased put options in the Intrepid Select Fund during the year ended September 30, 2017 was $4,046.

Forward Currency Contracts

The Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund, the Intrepid Disciplined Value Fund, the Intrepid International Fund and the Intrepid Select Fund used forward currency contracts during the year for the purpose of hedging exposures to non-U.S. dollar denominated assets. In general the use of these contracts may reduce the overall risk level in a fund, but may also lower fund performance. The use of these contracts does not create leverage in the Funds, but does expose the Funds to counterparty credit risk. When the contract is settled, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it settled.

Effect of Forward Currency Contracts on the Statement of Operations for the year ended September 30, 2017

	Change in unrealized	Realized gain (loss)
	appreciation (depreciation)	on forward
	on forward currency contracts	currency contracts
Intrepid Capital Fund	$(5,015,506)	$2,873,609
Intrepid Endurance Fund	$(426,660)	$(8,081)
Intrepid Income Fund	$(24,963)	$(64,362)
Intrepid Disciplined Value Fund	$34,996	$(209,044)
Intrepid International Fund	$231,013	$(762,707)
Intrepid Select Fund	$(26,878)	$(63,274)

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

The average monthly notional amounts of forward currency contracts during the year ended September 30, 2017 were as follows:

	Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Long Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contracts	$7,076,382	$741,098	$—	$—

				Intrepid
	Intrepid	Intrepid	Intrepid	Disciplined
Short Positions	Capital Fund	Endurance Fund	Income Fund	Value Fund
Forward currency
contracts	$78,929,411	$15,913,202	$2,055,505	$3,926,321

	Intrepid
	International	Intrepid
Long Positions	Fund	Select Fund
Forward currency
contracts	$798,267	$131,272

	Intrepid
	International	Intrepid
Short Positions	Fund	Select Fund
Forward currency
contracts	$18,380,386	$2,443,375

Long position forward currency contracts are received and settled in foreign currency. Short position forward currency contracts are received and settled in U.S. dollar.

Offsetting on the Statement of Assets and Liabilities

For financial reporting purposes, the Fund offsets financial assets and financial liabilities that are subject to master netting arrangements or similar agreements within appreciation on forward currency contracts and depreciation on forward currency contracts on the Statements of Assets and Liabilities.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

As of September 30, 2017, the amount of derivative assets and liabilities by type that are subject to offsetting of the Intrepid Capital Fund, the Intrepid Disciplined Value Fund and Intrepid International Fund are as follows:

Forward Currency Contracts*
Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Net
		Gross	Amounts
		Amounts	of Assets
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Intrepid Capital Fund	$159,391	$(159,391)	$—	$—	$—	$—
Intrepid Disciplined
Value Fund	$72,544	$(51,377)	$21,167	$—	$—	$21,167
Intrepid
International Fund	$218,840	$(16,156)	$202,684	$—	$—	$202,684

Gross Amounts not
Offset in the Statements
of Assets and Liabilities
Net
		Gross	Amounts of
		Amounts	Liabilities
	Gross	Offset	Presented
	Amounts	in the	in the
	of	Statements	Statements		Collateral
	Recognized	of Assets &	of Assets &	Financial	Amounts	Net
	Liabilities	Liabilities	Liabilities	Instruments	Pledged	Amount
Intrepid Capital Fund	$3,234,818	$(159,391)	$(3,075,427)	$—	$—	$(3,075,427)
Intrepid Disciplined
Value Fund	$51,377	$(51,377)	$—	$—	$—	$—
Intrepid
International Fund	$16,156	$(16,156)	$—	$—	$—	$—

*	The respective counterparties for each contract are disclosed in the Open Forward Currency Contracts detail within the Schedule of Investments.

As of September 30, 2017, the Intrepid Endurance Fund, the Intrepid Income Fund and the Intrepid Select Fund each had one open forward currency contract. Each contract is presented gross on the Statement of Assets and Liabilities.

Derivative Risk

The risks of using the types of derivatives in which the Funds may engage include the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

Funds’ adviser; the risk that the counterparty to a derivative contract may fail to comply with their obligations to the Fund; the risk that the derivative may not possess a liquid secondary market at a time when the Fund would look to disengage the position; the risk that additional capital from the Fund may be called upon to fulfill the conditions of the derivative contract; and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnification

In the normal course of business the Funds enter into contracts that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

Foreign Currency Transactions

The books and records are maintained in U.S. dollars.  Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange.  The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.  Such fluctuations are reflected in net realized and unrealized gain or loss on investments and foreign currency translation.

The value of a Fund’s foreign investments may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. In many countries, there is less publicly available information about issuers than is available in the reports and ratings published about companies in the United States. Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which would reduce the Fund’s income without providing a tax credit for the Fund’s shareholders. Although each Fund intends to invest in securities of foreign issuers domiciled in nations which the Adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which would affect investments in those nations.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

Securities Transactions and Investment Income

The Funds record security transactions based on trade date.  Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective yield method.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.  Net realized gains or losses are determined using the identified cost method.

Distribution to Shareholder Policy

Dividends from net investment income, if any, are declared and paid quarterly.  Distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes

The Funds comply with, and intend to continue to comply with, the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from Federal income taxes.

Allocation of Income, Expenses, and Gains/Losses

Income, expenses (other than those deemed to be attributable to a specific share class), and gains and losses of each Fund are allocated to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of that Fund.  Expenses deemed directly attributable to a specific class of shares are charged against the operations of such class.  Most Fund expenses are allocated by class based on relative net assets.

Subsequent Events Evaluation

In preparing these financial statements, the Trust has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events after the Statement of Assets and Liabilities date of September 30, 2017 through the date the financial statements were available for issue. This evaluation did not result in any subsequent events, other than those noted above, that necessitated disclosure and/or adjustments.

3.	INVESTMENT ADVISER
The Trust has an Investment Advisory Agreement (the “Agreement”) with Intrepid Capital Management, Inc. (the “Adviser”), with whom certain officers and Trustees of the Trust are affiliated, to furnish investment advisory services to the Funds.  Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services on the Intrepid Capital Fund and Intrepid Disciplined Value Fund at the annual rate of 1.00% on the first $500 million of average daily net assets and 0.80% on each of the Fund’s average daily net assets in excess of $500 million, on

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

the Intrepid Endurance Fund, Intrepid International Fund and Intrepid Select Fund at an annual rate of 1.00% of average daily net assets, and on Intrepid Income Fund at the annual rate of 0.75% of average daily net assets.

For the Intrepid Capital Fund and the Intrepid Endurance Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each of the Funds, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of each Fund’s Investor Class average daily net assets and 1.15% of average daily net assets of each Fund’s Institutional Class.  For the Intrepid Income Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 0.90% of average daily net assets.  For the Intrepid Disciplined Value Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of the Fund, including organization expenses, to the extent necessary to ensure that the Fund’s operating expenses did not exceed 1.30% of average daily net assets.  The Intrepid Disciplined Value Fund’s expenses were previously capped at 1.40% of average daily net assets for the period of January 31, 2011 through January 31, 2014.  For the Intrepid International Fund and the Intrepid Select Fund, the Adviser agreed to waive its management fee and/or reimburse other expenses of each Fund, including organization expenses, to the extent necessary to ensure that each Fund’s operating expenses did not exceed 1.40% of average daily assets.  Any such waivers or reimbursements for the Funds are subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses on a monthly basis during the fiscal year are less than the respective expense cap limitations, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.  Waived/reimbursed expenses subject to potential recovery by year of expiration are as follows:

	Year of Expiration
	9/30/18	9/30/19	9/30/20
Intrepid Capital Fund	$67,817	$170,587	$152,608
Intrepid Endurance Fund	115,800	177,796	129,391
Intrepid Income Fund	62,100	91,707	85,208
Intrepid Disciplined Value Fund	7,266	18,064	54,608
Intrepid International Fund	99,268	114,349	142,502
Intrepid Select Fund	33,729	112,983	89,546

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

4.	DISTRIBUTION PLAN
The Trust, on behalf of the Funds, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which provides that the Funds may reimburse the Funds’ distributor or others at an annual rate of up to 0.25% of the average daily net assets of the Investor Class of the Capital Fund and the Endurance Fund and the sole class of the Disciplined Value Fund, the International Fund and the Select Fund.

Quasar Distributors, LLC serves as the distributor to the Funds.  Quasar Distributors, LLC is an affiliated company of U.S. Bank, N.A.

5.	INVESTMENT TRANSACTIONS
The aggregate purchases and sales of securities (excluding short-term securities) by the Funds for the year ended September 30, 2017 were as follows:

	Non-U.S. Government
	Purchases	Sales
Intrepid Capital Fund	$151,505,120	$150,709,235
Intrepid Endurance Fund	19,326,333	33,129,026
Intrepid Income Fund	38,807,042	28,147,996
Intrepid Disciplined Value Fund	6,437,370	3,140,923
Intrepid International Fund	12,905,434	7,873,817
Intrepid Select Fund	9,795,486	4,008,774

6.	CAPITAL SHARE TRANSACTIONS
Intrepid Capital Fund – Investor Class

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
Shares sold	1,065,823	1,142,292
Shares issued to holders in
reinvestment of dividends	369,546	266,140
Shares redeemed	(3,518,354)	(6,067,415)
Net decrease in shares	(2,082,985)	(4,658,983)
Shares outstanding:
Beginning of year	9,500,092	14,159,075
End of year	7,417,107	9,500,092

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

Intrepid Capital Fund – Institutional Class

	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
Shares sold	5,406,533	12,235,466
Shares issued to holders in
reinvestment of dividends	835,264	347,104
Shares redeemed	(2,744,008)	(6,119,800)
Net increase in shares	3,497,789	6,462,770
Shares outstanding:
Beginning of year	23,720,850	17,258,080
End of year	27,218,639	23,720,850

Intrepid Endurance Fund – Investor Class
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
Shares sold	1,248,598	1,465,390
Shares issued to holders in
reinvestment of dividends	114,735	186,657
Shares redeemed	(5,127,486)	(5,044,745)
Net decrease in shares	(3,764,153)	(3,392,698)
Shares outstanding:
Beginning of year	12,436,273	15,828,971
End of year	8,672,120	12,436,273

Intrepid Endurance Fund – Institutional Class
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
Shares sold	403,939	678,697
Shares issued to holders in
reinvestment of dividends	43,749	63,724
Shares redeemed	(747,010)	(1,972,675)
Net decrease in shares	(299,322)	(1,230,254)
Shares outstanding:
Beginning of year	4,881,007	6,111,261
End of year	4,581,685	4,881,007

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

Intrepid Income Fund
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
Shares sold	595,589	640,422
Shares issued to holders in
reinvestment of dividends	234,840	291,815
Shares redeemed	(856,220)	(1,761,350)
Net decrease in shares	(25,791)	(829,113)
Shares outstanding:
Beginning of year	8,590,082	9,419,195
End of year	8,564,291	8,590,082

Intrepid Disciplined Value Fund
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
Shares sold	357,864	535,962
Shares issued to holders in
reinvestment of dividends	186,737	221,604
Shares redeemed	(886,501)	(742,313)
Net increase (decrease) in shares	(341,900)	15,253
Shares outstanding:
Beginning of year	4,517,415	4,502,162
End of year	4,175,515	4,517,415

Intrepid International Fund
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
Shares sold	826,212	880,678
Shares issued to holders in
reinvestment of dividends	77,952	90,834
Shares redeemed	(449,103)	(54,417)
Net increase in shares	455,061	917,095
Shares outstanding:
Beginning of year	1,678,567	761,472
End of year	2,133,628	1,678,567

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

Intrepid Select Fund
	Year Ended	Year Ended
	September 30, 2017	September 30, 2016
Shares sold	916,558	912,487
Shares issued to holders in
reinvestment of dividends	98,402	1,024
Shares redeemed	(427,057)	(29,992)
Net increase in shares	587,903	883,519
Shares outstanding:
Beginning of year	1,035,093	151,574
End of year	1,622,996	1,035,093

7.	TRANSACTIONS WITH AFFILIATES
The following issuers are affiliated with the Funds; that is, the Adviser had control of 5% or more of the outstanding voting securities during the year from October 1, 2016 through September 30, 2017.  As defined in Section (2)(a)(3) of the Investment Company Act of 1940; such issues are:

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

Intrepid Capital Fund
	Share			Share			Unrealized	Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Appreciation	Sept. 30,	Sept. 30,
Issuer Name	Sept. 30, 2016	Additions	Reductions	Sept. 30, 2017	Income	Gain	(Depreciation)	2017	2017
Baldwin & Lyons, Inc. – Class B	—	428,541	—	428,541	$231,412	$—	$(522,372)	$9,663,600	$10,185,972
HNZ Group, Inc.	350,130	281,350	—	631,480	—	—	197,060	6,452,711	6,432,763
					$231,412	$—	$(325,312)	$16,116,311	$16,618,735
Intrepid Endurance Fund
	Share			Share				Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Unrealized	Sept. 30,	Sept. 30,
Issuer Name	Sept. 30, 2016	Additions	Reductions	Sept. 30, 2017	Income	Gain	Depreciation	2017	2017
Baldwin & Lyons, Inc. – Class B	146,137	133,004	—	279,141	$222,386	$—	$(493,440)	$6,294,630	$6,408,114
					$222,386	$—	$(493,440)	$6,294,630	$6,408,114
Intrepid Income Fund
	Share			Share				Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Unrealized	Sept. 30,	Sept. 30,
Issuer Name	Sept. 30, 2016	Additions	Reductions	Sept. 30, 2017	Income	Gain	Depreciation	2017	2017
Baldwin & Lyons, Inc. – Class B	16,061	19,923	—	35,984	$22,564	$—	$(57,950)	$811,439	$821,440
					$22,564	$—	$(57,950)	$811,439	$821,440
Intrepid Disciplined Value Fund
	Share			Share				Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Realized	Unrealized	Sept. 30,	Sept. 30,
Issuer Name	Sept. 30, 2016	Additions	Reductions	Sept. 30, 2017	Income	Gain	Depreciation	2017	2017
Baldwin & Lyons, Inc. – Class B	22,000	43,808	—	65,808	$35,368	$—	$(53,779)	$1,483,970	$1,480,550
					$35,368	$—	$(53,779)	$1,483,970	$1,480,550
Intrepid International Fund
	Share			Share		Realized		Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Gain	Unrealized	Sept. 30,	Sept. 30,
Issuer Name	Sept. 30, 2016	Additions	Reductions	Sept. 30, 2017	Income	(Loss)	Appreciation	2017	2017
Baldwin & Lyons, Inc. – Class B	—	31,024	—	31,024	$5,132	$—	$2,290	$699,591	$697,301
Coventry Group Ltd.	824,481	1,175,742	(420,073)	1,580,150	—	(160,589)	688,095	1,388,206	938,697
HNZ Group, Inc.	51,190	35,200	(200)	86,190	—	(560)	30,339	880,723	825,970
					$5,132	$(161,149)	$720,724	$2,968,520	$2,461,968
Intrepid Select Fund
	Share			Share		Realized		Value as of	Cost as of
	Balance as of			Balance as of	Dividend	Gain	Unrealized	Sept. 30,	Sept. 30,
Issuer Name	Sept. 30, 2016	Additions	Reductions	Sept. 30, 2017	Income	(Loss)	Depreciation	2017	2017
Baldwin & Lyons, Inc. – Class B	18,875	44,439	(2,600)	60,714	$40,846	$(5,755)	$(89,825)	$1,369,100	$1,429,401
					$40,846	$(5,755)	$(89,825)	$1,369,100	$1,429,401

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

8.	FEDERAL INCOME TAX INFORMATION
The tax components of distributions paid during the fiscal years ended September 30, 2017 and 2016 are as follows:

	September 30, 2017		September 30, 2016
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
Intrepid Capital Fund	$10,076,082	$6,877,815	$8,318,949	$11,903
Intrepid
Endurance Fund	2,209,712	163,896	3,570,211	—
Intrepid Income Fund	2,310,320	—	2,801,334	—
Intrepid Disciplined
Value Fund	647,401	1,322,457	1,242,745	938,983
Intrepid
International Fund	761,075	—	792,074	—
Intrepid Select Fund	896,755	135,904	9,538	—

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended September 30, 2017, the following table shows the reclassifications made:

	Accumulated	Undistributed
	Net Realized	Net Investment	Paid-in
	Gains (Losses)	Income (Losses)	Capital
Intrepid Capital Fund	$(4,349,084)	$2,804,568	$1,544,516
Intrepid Endurance Fund	(1,211,914)	126,797	1,085,117
Intrepid Income Fund	(2,348)	2,348	—
Intrepid Disciplined
Value Fund	(154,170)	102,529	51,641
Intrepid International Fund	(694,007)	666,887	27,120
Intrepid Select Fund	199	(199)	—

These reclassifications primarily relate to adjustments with differing book and tax methods of accounting for the usage of tax equalization, investment losses and currency adjustments.

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

As of September 30, 2017, the components of accumulated earnings (losses) for income tax purposes were as follows:

	Intrepid	Intrepid
	Capital Fund	Endurance Fund
Cost of investments	$389,165,626	$163,090,153
Unrealized appreciation	41,934,240	5,977,980
Unrealized depreciation	(19,498,636)	(8,368,187)
Net unrealized appreciation (depreciation)	22,435,604	(2,390,207)
Undistributed ordinary income	4,840,698	3,383,120
Undistributed long-term capital gain	1,472,498	1,147,228
Distributable income	6,313,196	4,530,348
Other accumulated gain	—	—
Total accumulated gain	28,748,800	2,140,141

	Intrepid
	Intrepid	Disciplined
	Income Fund	Value Fund
Cost of investments	$78,984,062	$37,357,487
Unrealized appreciation	790,438	6,359,219
Unrealized depreciation	(1,317,977)	(1,623,494)
Net unrealized appreciation (depreciation)	(527,539)	4,735,725
Undistributed ordinary income	29,838	354,807
Undistributed long-term capital gain	—	—
Distributable income	29,838	354,807
Other accumulated gain (loss)	(3,298,684)	—
Total accumulated gain (loss)	(3,796,385)	5,090,532

	Intrepid
	International	Intrepid
	Fund	Select Fund
Cost of investments	$20,977,735	$14,982,888
Unrealized appreciation	3,011,109	2,457,126
Unrealized depreciation	(2,189,584)	(758,262)
Net unrealized appreciation	821,525	1,698,864
Undistributed ordinary income	615,527	485,258
Undistributed long-term capital gain	—	—
Distributable income	615,527	485,258
Other accumulated gain	—	—
Total accumulated gain	1,437,052	2,184,122

Intrepid Funds

NOTES TO FINANCIAL STATEMENTS (continued)
September 30, 2017

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales long term.

At September 30, 2017, Intrepid Income Fund had tax basis capital losses of $3,298,684 which may be carried foward to offset future capital gains.  To the extent that Intrepid Income Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryfowards.  These losses do not expire.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax returns for the fiscal year-end September 30, 2017, or for any other tax years which are open for exam. As of September 30, 2017, the Intrepid Capital Fund, the Intrepid Endurance Fund, the Intrepid Income Fund and the Intrepid Disciplined Value Fund’s open tax years include the tax years ended September 30, 2014 through 2017. The Intrepid International Fund and the Intrepid Select Fund’s open tax years include the tax years ended September 30, 2015 through 2017. The Trust is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next year. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Funds did not incur any interest or penalties, nor were any accrued as of September 30, 2017.

9.	LINE OF CREDIT
The Intrepid Capital Management Funds Trust has a $25,000,000 uncommitted, unsecured, umbrella 364-day line of credit, for temporary emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The interest rate as of September 30, 2017 was 4.00%. During the year ended September 30, 2017, the Intrepid Income Fund’s maximum borrowing was $282,000 and average borrowing was $773. The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund did not use the line.

Intrepid Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of
Intrepid Capital Management Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Intrepid Capital Management Funds Trust, comprised of the Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund, and Intrepid Select Fund (collectively the “Funds”), as of September 30, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Intrepid Capital Management Funds Trust as of September 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois
November 22, 2017

Intrepid Funds

ADDITIONAL INFORMATION
September 30, 2017 (Unaudited)

Disclosure Regarding Fund Trustees and Officers

Number of
Portfolios
in Fund
			Principal	Complex	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served*	Five Years	or Officer	or Officer
Independent Trustees

Roy F. Clarke, 77	Trustee*	Indefinite	Retired dentist	6	None
c/o Intrepid Capital		Term	and private
Management		since	investor
Funds Trust		November	(2001-present).
1400 Marsh Landing		2004
Parkway, Suite 106
Jacksonville
Beach, FL 32250

Peter R. Osterman,	Trustee*	Indefinite	Sr. Vice President	6	None
Jr., 69		Term	and Chief
c/o Intrepid Capital		since	Financial Officer,
Management		November	HosePower
Funds Trust		2004	U.S.A. (an industrial
1400 Marsh Landing			tool distributor)
Parkway, Suite 106			(2010-present);
Jacksonville			Chief Financial
Beach, FL 32250			Officer, W&O Supply,
Inc. (an international
distributor of marine
piping valves and
fittings (2001-2010).

Ed Vandergriff, CPA, 68	Trustee*	Indefinite	President,	6	None
c/o Intrepid Capital		Term	Development
Management		since	Catalysts
Funds Trust		November	(a real estate
1400 Marsh Landing		2004	finance and
Parkway, Suite 106			development
Jacksonville			company)
Beach, FL 32250			(2000-present).

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2017 (Unaudited)

Number of
Portfolios
in Fund
			Principal	Complex	Other
	Position(s)	Length	Occupation(s)	Overseen	Directorships
Name, Address	Held with	of Time	During Past	by Trustee	Held by Trustee
and Age	the Trust	Served*	Five Years	or Officer	or Officer
Interested Trustees

Mark F. Travis, 55	Trustee,	Indefinite	President,	6	None
c/o Intrepid Capital	President	Term	Intrepid Capital
Management	and	since	Management Inc.
Funds Trust	CCO	November	(1995-present); Chief
1400 Marsh Landing		2004	Executive Officer,
Parkway, Suite 106			Intrepid Capital
Jacksonville			Management Inc.
Beach, FL 32250			(2003-present).

Officers

Donald White, 56	Treasurer	Indefinite	Chief	N/A	N/A
c/o Intrepid Capital	and	Term	Financial Officer,
Management	Secretary	since	Intrepid Capital
Funds Trust		November	Management Inc.
1400 Marsh Landing		2004	(2003-present).
Parkway, Suite 106
Jacksonville
Beach, FL 32250

*	Member of Audit Committee of the Board of Trustees.

The Statement of Additional information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Fund toll free at 1.866.996.3863.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2017 (Unaudited)

Shareholder Notification of Federal Tax Status

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Disciplined Value Fund and Intrepid Select Fund designated $6,877,815, $163,896, $1,322,457 and $135,904, respectively, of total distributions paid during the fiscal year ended September 30, 2017 as net capital gain distributions eligible for long-term capital gain rates for individual shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund designated 47.23%, 96.70%, 11.53%, 100.00%, 34.31% and 19.21%, respectively, of their ordinary income distributions for the year ended September 30, 2017 as qualified dividend income under the Jobs & Growth Tax Relief Reconciliation Act of 2003.

For the year ended September 30, 2017, 21.57%, 61.77%, 5.20%, 100.00%, 2.35% and 9.91% of Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund dividends paid from net ordinary income, respectively, qualify for the dividends received deduction available to corporate shareholders.

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund designated 44.84%, 24.01%, 100.00%, 5.49%, 3.53% and 18.26%, respectively, of their ordinary income distributions for the fiscal year as interest-related dividends under Internal Revenue Code Section 871(k)(1)(c).

The Intrepid Capital Fund, Intrepid Endurance Fund, Intrepid Income Fund, Intrepid Disciplined Value Fund, Intrepid International Fund and Intrepid Select Fund designated 11.99%, 99.44%, 0.00%, 58.91%, 16.52% and 85.41%, respectively, of their ordinary income distributions as short-term capitalization distributions under Internal Revenue Code Section 871(k)(2)(c).

Availability of Quarterly Portfolio Holdings Schedules

The Funds are required to file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Once filed, the Funds’ Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.866.996.3863.  You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

Intrepid Funds

ADDITIONAL INFORMATION (continued)
September 30, 2017 (Unaudited)

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

The Funds are required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30.  Once filed, the information is available without charge, upon request, by calling 1.866.996.3863 and on the SEC’s website (http://www.sec.gov).

(This Page Intentionally Left Blank.)

PRIVACY POLICY

Intrepid Capital Management Funds Trust

We collect the following nonpublic personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history parties to transactions, cost basis information, and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the fund(s) through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Board of Trustees
Edward Vandergriff
Mark Travis
Peter Osterman, Jr.
Roy Clarke

Investment Adviser
Intrepid Capital Management, Inc.
1400 Marsh Landing Parkway, Suite 106
Jacksonville Beach, FL 32250

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.866.996.3863
www.intrepidcapitalfunds.com

ITRPANNU-0917

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s December 5, 2008 N-CSR filing.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 09/30/2017	FYE 09/30/2016
Audit Fees	$155,000	$153,384
Audit-Related Fees
Tax Fees	$25,560	$25,080
All Other Fees

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 09/30/2017	FYE 09/30/2016
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 09/30/2017	FYE 09/30/2016
Registrant	$25,560	$25,080
Registrant’s Investment Adviser	$33,954	$35,689

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Incorporated by reference to the Registrant’s Form N-CSR filed December 5, 2008.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)          Intrepid Capital Management Funds Trust

By (Signature and Title)*    /s/Mark F. Travis
Mark F. Travis President

Date    November 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Mark F. Travis
Mark F. Travis, President

Date    November 22, 2017

By (Signature and Title)*    /s/Donald C. White
Donald C. White, Treasurer

Date    November 22, 2017

* Print the name and title of each signing officer under his or her signature.